                      OFFICE AND INDUSTRIAL BUILDING LEASE


                                    LANDLORD:

                    CENTERPOINT REALTY SERVICES CORPORATION,
                             AN ILLINOIS CORPORATION


                                     TENANT:

                           HA-LO INDUSTRIES, INC., AN
                              ILLINOIS CORPORATION

                                TABLE OF CONTENTS

ARTICLE I                  Lease Terms......................................................................    1
         Section 1.1.      Definitions......................................................................    1
         Section 1.2.      Significance of Definitions......................................................    4
         Section 1.3.      Enumeration of Exhibits..........................................................    4

ARTICLE II                 Premises.........................................................................    4
         Section 2.1.      Lease............................................................................    4

ARTICLE III                Term.............................................................................    4
         Section 3.1.      Term.............................................................................    4
         Section 3.2.      Memorandum of Lease Term.........................................................    5

ARTICLE IV                 Construction of Improvements.....................................................    5
         Section 4.1.      Landlord's Construction Obligation...............................................    5
         Section 4.2.      Plans Approval...................................................................    5
         Section 4.3.      Completion.......................................................................    5
         Section 4.4.      Tenant's Inspection Rights.......................................................    6
         Section 4.5.      Changes..........................................................................    6
         Section 4.6.      Punchlist........................................................................    7
         Section 4.7.      Representatives..................................................................    7
         Section 4.8.      Warranty.........................................................................    7
         Section 4.9.      Delay in Construction............................................................    7

ARTICLE V                  Rent.............................................................................    8
         Section 5.1.      Base Rent........................................................................    8
         Section 5.2.      Interest and Late Charges on Late Payments.......................................    8

ARTICLE VI                 Additional Rent..................................................................    9
         Section 6.1.      Base Rent Adjustment.............................................................    9
         Section 6.2.      Utilities........................................................................   10
         Section 6.3.      Contest of Taxes.................................................................   11

ARTICLE VII                Use..............................................................................   11
         Section 7.1.      Use..............................................................................   11
         Section 7.2.      Prohibited Uses..................................................................   11
         Section 7.3.      No Implied Permission............................................................   11
         Section 7.4.      Rules and Regulations............................................................   11

ARTICLE VIII               Maintenance, Repairs and Replacements of Premises................................   12
         Section 8.1.      A.   Tenant's Obligations........................................................   12
         Section 8.2.      Governmental Requirements........................................................   12
         Section 8.3.      Maintenance Contract.............................................................   12

ARTICLE IX                 Insurance........................................................................   13
         Section 9.1.      Coverage Required................................................................   13
         Section 9.2.      Policies.........................................................................   14
         Section 9.3.      Subrogation......................................................................   14
         Section 9.4.      Miscellaneous Insurance Provisions...............................................   15
         Section 9.5.      Building Insurance...............................................................   16
         Section 9.6.      Insurance Appraisals.............................................................   16
         Section 9.7.      Tenant Payments..................................................................   16

ARTICLE X                  Damage or Destruction............................................................   16


         Section 10.1      Total Demise.....................................................................   16
         Section 10.2.     Partial Demise...................................................................   17
         Section 10.3.     Termination......................................................................   17
         Section 10.4.     Insurance Deductible.............................................................   17

ARTICLE XI                 Liens............................................................................   17
         Section 11.1.     Lien Claims......................................................................   17
         Section 11.2.     Landlord's Right to Cure.........................................................   18

ARTICLE XII                Tenant Alterations...............................................................   18
         Section 12.1.     Alterations......................................................................   18
         Section 12.2.     Ownership of Alterations.........................................................   19
         Section 12.3.     Signs............................................................................   19
         Section 12.4.     Environmental Impact.............................................................   19

ARTICLE XIII               Condemnation.....................................................................   19
         Section 13.1.     Taking:  Lease to Terminate......................................................   19
         Section 13.2.     Taking:  Lease to Continue.......................................................   19
         Section 13.3.     Tenant's Claim...................................................................   19

ARTICLE XIV                Assignment - Subletting by Tenant................................................   20
         Section 14.1.     No Assignment, Subletting or Other Transfer......................................   20
         Section 14.2.     Operation of Law.................................................................   20
         Section 14.3.     Excess Rental....................................................................   20
         Section 14.4.     Merger or Consolidation..........................................................   20
         Section 14.5.     Unpermitted Transaction..........................................................   21
         Section 14.6.     Permitted Transfers..............................................................   21

ARTICLE XV                 Financial Statements.............................................................   21
         Section 15.1.     Financial Statements.............................................................   21

ARTICLE XVI                Indemnity for Litigation.........................................................   21
         Section 16.1.     Indemnity for Litigation.........................................................   21

ARTICLE XVII               Estoppel Certificates............................................................   22
         Section 17.1.     Estoppel Certificate.............................................................   22

ARTICLE XVIII              Inspection of Premises...........................................................   22
         Section 18.1.     Inspections......................................................................   22
         Section 18.2.     Signs............................................................................   22

ARTICLE XIX                Fixtures.........................................................................   22
         Section 19.1.     Building Fixtures................................................................   22
         Section 19.2.     Tenant's Equipment...............................................................   22
         Section 19.3.     Removal of Tenant's Equipment....................................................   22

ARTICLE XX                 Default..........................................................................   23
         Section 20.1.     Events of Default................................................................   23
         Section 20.2.     Bankruptcy.......................................................................   25
         Section 20.3.     Re-entry.........................................................................   26
         Section 20.4.     No Waiver........................................................................   26
         Section 20.5.     Landlord's Default...............................................................   26

ARTICLE XXI                Landlord's Performance of Tenant's Covenants.....................................   27
         Section 21.1.     Landlord's Right to Perform Tenant's Obligations.................................   27


ARTICLE XXII               Exercise of Remedies.............................................................   27
         Section 22.1.     cumulative Remedies..............................................................   27
         Section 22.2.     No Waiver........................................................................   27
         Section 22.3.     Equitable Relief.................................................................   28

ARTICLE XXIII              Subordination to Mortgages.......................................................   28
         Section 23.1.     Subordination....................................................................   28
         Section 23.2.     Mortgage Protection..............................................................   28

ARTICLE XXIV               Indemnity and Waiver.............................................................   28
         Section 24.1.     Indemnity........................................................................   28
         Section 24.2.     Waiver of Claims.................................................................   29
         Section 24.3.     Landlord's Indemnity.............................................................   30

ARTICLE XXV                Surrender........................................................................   30
         Section 25.1.     Condition........................................................................   30
         Section 25.2.     Removal of Tenant's Equipment....................................................   30
         Section 25.3.     Holdover.........................................................................   30

ARTICLE XXVI               Covenant of Quiet Enjoyment......................................................   30
         Section 26.1.     Covenant of Quiet Enjoyment......................................................   30

ARTICLE XXVII              No Recording.....................................................................   31
         Section 27.1.     No Recording.....................................................................   31

ARTICLE XXVIII             Notices..........................................................................   31
         Section 28.1.     Notices..........................................................................   31

ARTICLE XXIX               Covenants Run with Land..........................................................   31
         Section 29.1.     Covenants........................................................................   31
         Section 29.2.     Release of Landlord..............................................................   31

ARTICLE XXX                Environmental Matters............................................................   32
         Section 30.1.     Defined Terms....................................................................   32
         Section 30.2.     Tenant's Covenants with Respect to Environmental Matters.........................   33
         Section 30.3.     Conduct of Tenant................................................................   34
         Section 30.4.     Exacerbation.....................................................................   34
         Section 30.5      Rights of Inspection.............................................................   34
         Section 30.6.     Copies of Notices................................................................   35
         Section 30.7.     Tests and Reports................................................................   35
         Section 30.8.     Indemnification..................................................................   36
         Section 30.9      Landlord Representation with Respect to Environmental Matters....................   37
         Section 30.10.    Liability of Landlord............................................................   37

ARTICLE XXXI               Right of First Refusal to Purchase...............................................   37
         Section 31.1      Right of First Refusal to Purchase...............................................   37

ARTICLE XXXII              Miscellaneous....................................................................   38
         Section 32.1.     Captions.........................................................................   38
         Section 32.2.     Severability.....................................................................   38
         Section 32.3.     Applicable Law...................................................................   38
         Section 32.4.     Amendments in Writing............................................................   38
         Section 32.5.     Relationship of Parties..........................................................   38
         Section 32.6.     Brokerage........................................................................   38
         Section 32.7.     No Accord and Satisfaction.......................................................   38


         Section 32.8.     Joint Effort.....................................................................   39
         Section 32.9.     Waiver of Jury Trial.............................................................   39
         Section 32.10.    Time.............................................................................   39
         Section 32.11.    Landlord's Consent...............................................................   39
         Section 32.12.    No Partnership...................................................................   39
         Section 32.13     Landlord's Liability.............................................................   39
         Section 32.14.    Rent Absolute....................................................................   39
         Section 32.15.    Tenant Authority.................................................................   39
         Section 32.16.    Entire Agreement.................................................................   40
         Section 32.17.    5980 Lease.......................................................................   41

                      OFFICE AND INDUSTRIAL BUILDING LEASE

                  THIS LEASE, made as of this 30th day of November, 1998 between CENTERPOINT REALTY SERVICES CORPORATION, an Illinois corporation (hereinafter referred to as "LANDLORD"), and HA-LO INDUSTRIES, INC., an Illinois corporation (hereinafter referred to as "TENANT").

                                   ARTICLE I

                                  LEASE TERMS

                  SECTION I.1. DEFINITIONS. In addition to the other terms, which are elsewhere defined in this Lease, the following terms and phrases, whenever used in this Lease shall have the meanings set forth in this Subsection, and only such meanings, unless such meanings are expressly contradicted, limited or expanded elsewhere herein.

                  A. AREA OF THE BUILDINGS: Approximately 465,344 square feet of space in the Office Building and the Warehouse Building unless Tenant exercises the Warehouse Termination Option in which event the Area of the Buildings shall be approximately 267,344 square feet of space in the Office Building.

                  B.       BASE RENT SCHEDULE:

                           PERIOD                                                       ANNUAL BASE RENT
                           Commencement Date - last day of Lease Year 1                 Area of the Buildings
                                                                                        multiplied by the Initial
                                                                                        Base Rent Rate

                           Annual Base Rent shall increase by three percent (31/o) on the first day of each Lease Year during the Term.

                  C.       ESTIMATED COMMENCEMENT DATE:  June 30, 2000

                  D.       ESTIMATED TERMINATION DATE:  December 31, 2015

                  E. FORCE MAJEURE: Any event or circumstance which is beyond the control of Landlord including, without limitation, any delay in securing a building permit or in obtaining all required approvals from any Governmental Authority, strikes, lockouts, picketing (legal or illegal), acts of God or the public enemy, governmental restrictions or actions, fire or other casualty, accidents, unavailability of fuel, power, supplies or materials, unusual adverse weather conditions, acts or omissions of any labor or material contractor or the passage or application of any Legal Requirements or moratorium of any Governmental Authority which is not now in effect which has the effect of preventing or delaying progress on the Initial Improvements or Tenant Delay.

                  F. FORCE MAJEURE DELAY: Any interruption or delay in the progress of the Initial Improvements which is the result of Force Majeure. Any delay which is the result of Force Majeure shall be deemed to be a Force Majeure Delay.

                  G. GOVERNMENTAL AUTHORITY: Any federal, regional, state, county or municipal government (including, without limitation, any agency, authority, subdivision, department or bureau thereof.

                  H. INITIAL BASE RENT RATE: $15.00 unless (i) Tenant exercises the Warehouse Termination Option in which event the correct amount shall be $24.90 or (ii) Tenant exercises the Warehouse Office Option in which event the correct amount shall be $15.176.

                  I. INITIAL IMPROVEMENTS: Collectively, the improvements contemplated in the Plans, consisting of the Warehouse Building, the Office Building, building systems and components, parking lot and related improvements to be constructed on the Land approximately as depicted in the preliminary plans and specifications described on EXHIBIT "A" attached hereto and by this reference incorporated herein.

                  J.       Initial Monthly Rent Adjustment Deposit: $169,900.00

                                    (i)     Initial Tax Deposit:  $74,250.00
                                    (ii)    Initial Expense Deposit:  $95,650.00

                  K. INITIAL TERM: The period commencing as of the Commencement Date and ending on the last day of the fifteenth (15th) Lease Year thereafter.

                  L.       LANDLORD'S BROKER:  None

                  M.       LANDLORD'S MAILING ADDRESS:

                           c/o 1808 Swift Road
                           Oak Brook, Illinois 60523-1501
                           Attn: Mr. Michael M. Mullen
                                 Chief Operating Officer

                  N. LEGAL REQUIREMENTS: (i) any and all laws, codes, ordinances, requirements, standards, plats, plans, criteria, orders, directives, rules and regulations of any Governmental Authority affecting the improvement, alteration, use, maintenance,. operation, occupancy, security, health, safety and environmental condition of the Premises or any part thereof (or any occupants therein, as the context requires) including, without limitation any Environmental Laws (as hereinafter defined), and (ii) any and all covenants, restrictions, conditions, easements and other agreements of record affecting the Premises and the Reciprocal Easement Agreement, as amended from time to time, and any documents, rules, regulations, standards or criteria set forth or referenced therein or promulgated by the Landlord or any governing body or entity exercising jurisdiction over the Premises, in any case, whether in force at the Commencement Date or passed, enacted or imposed at some time in the future, and shall include all permits, licenses, certificates, authorizations and approvals required in connection with any of the foregoing.

                  0. OFFICE BUILDING: The seven (7)-story office building (plus a basement) containing approximately 267,344 square feet of space to be constructed on the Land as a part of the Initial Improvements.

                  P. PLANS: The plans and specifications to be prepared by the Project Architect for the construction of the Initial Improvements in accordance with Section 4.2 hereof, which Plans shall be substantially in accordance with the preliminary plans and specifications described on EXHIBIT "A".

                  Q.       PROJECT ARCHITECT:  Murphy/Jahn, Inc.

                  R. RECIPROCAL EASEMENT AGREEMENT: Such easements, if any, over, upon and across the Premises and other property as are reasonably required to provide for ingress, egress, drainage, detention, access to utilities and services, maintenance of common elements and services and the sharing of expenses thereof, and similar rights customary among several parcels comprising a single commercial development.

                  S.       SUBSTANTIAL COMPLETION OR SUBSTANTIAL COMPLETION
                           DATE: The earlier to occur of (i) the date on which Landlord receives a permanent temporary or conditional certificate of occupancy from the Village for the Initial Improvements which does not prohibit the Tenant from occupying the Premises for the purpose of conducting its business; provided, however, if such certificate is not issued due to the failure to complete any work not a part of the Plans, such certificate shall, be deemed to have issued, or
                           (ii) the date the Project Architect states in writing that the Initial Improvements are substantially completed in accordance with the Plans (as such Plans may be revised from time to time in accordance with the terms of this Lease) which enables Tenant to move in and use the Premises to conduct its business.

                  T. TENANT DELAY: Any interruption or delay in the progress of the Initial Improvements which is the result of: (i) the failure of Tenant to approve the Plans or any portion thereof; (ii) changes in construction requested by Tenant or any member of the Tenant Group which results in actual delay; (iii) the performance or non-performance of any work at, or services' with respect to, the Premises by Tenant or any member of the Tenant Group which results in actual delay, or (iv) any other act or omission of Tenant, any member of the Tenant Group or any person, firm or entity claiming by, through or under any of them.

                  U. TENANT GROUP: Any or all of Tenant's agents, employees, representatives, contractors, workmen, mechanics, suppliers, customers, guests, licensees, invitees, sublessees, assignees and all of their respective successors and assigns or any party claiming by, through or under any of them.

                  V.       TENANT'S BROKER:  Jupiter Brokerage Services, L.L.C.

                  W.       TENANT'S MAILING ADDRESS:

                           PRIOR TO THE COMMENCEMENT DATE:
                           5980 Touhy Avenue
                           Niles, Illinois
                           Attn:  Mr. Lou Weisbach

                           AFTER THE COMMENCEMENT DATE:
                           5700 Touhy Avenue
                           Niles, Illinois
                           Attn:  Mr. Lou Weisbach

                  X TERM: The Initial Term as same may be extended or sooner terminated.

                  Y. TOTAL PROJECT COSTS: All hard and soft costs incurred by Landlord relating to the Initial Improvements including, but not limited to, the cost of all materials, supplies, equipment and labor, architectural and engineering fees, interior design costs, sitework, landscaping, land costs, carry costs, loan fees, legal, taxes, commission and management fees.

                  Z. USE: Office, storage and distribution of general merchandise and light manufacturing in the Warehouse Building and office in the Office Building and, subject to the terms and conditions of this Lease, any other use permitted by all Legal Requirements.

                  AA.      VILLAGE:  The Village of Niles, Illinois.

         AB. WAREHOUSE BUILDING: The warehouse building containing approximately 198,000 square feet of space to be constructed on the Land as a part of the Initial Improvements.

         AC. WAREHOUSE OFFICE OPTION: The option of Tenant to require Landlord to build out certain office space in the Warehouse Building as described in Section 4.5 below.

         AD. WAREHOUSE TERMINATION OPTION: The option of Tenant to exclude the Warehouse Building as apart of the Initial Improvements as described in Section 4.10 below.

         SECTION I.2. SIGNIFICANCE OF DEFINITIONS. Each reference in this Lease to any of the Definitions contained in Section 1. 1 of this Article shall be deemed and construed to incorporate all of the terms provided under each such Definitions.

         SECTION I.3. ENUMERATION OF EXHIBITS. The exhibits in this Section and attached to this Lease are incorporated in this Lease by this reference and are to be construed as a part of this Lease.

         EXHIBIT "A" - Preliminary Plans and Specifications
         EXHIBIT "B" - Legal Description of Land on Survey
         EXHIBIT "C" - Landlord Services
         EXHIBIT "D" - Form of Estoppel Certificate
         EXHIBIT "E" - Environmental Reports
         EXHIBIT "F" - Shell and Core Office Improvements

                                   ARTICLE II

                                    PREMISES

         SECTION II.1. LEASE. Landlord, the owner of fee simple tide to the Premises, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of Tenant to be kept, observed and performed, does by these presents, lease to Tenant, and Tenant hereby leases from Landlord, the Office Building and the Warehouse Building (hereinafter collectively referred to as the "BUILDINGS") and the other Initial Improvements being depicted in the preliminary plans and specifications described on EXHIBIT "A" to be constructed by Landlord on the real estate located on Touhy Avenue in Niles, Cook County, Illinois legally described on the survey found on EXHIBIT "B" attached hereto and by this reference incorporated herein (all of said real estate is hereinafter referred to as the "LAND"). The Land, Initial Improvements and other improvements now or hereafter constructed on the Land are hereinafter collectively referred to as the "Premises". The demise of the Premises is subject to the Legal Requirements.

                                  ARTICLE III

                                      TERM

         SECTION III.1. TERM. The Initial Term of this Lease shall commence on the date (hereinafter referred to as the "COMMENCEMENT DATE") which is the Substantial Completion Date, which date is estimated to be the Estimated Commencement Date, and shall end on the last day of the fifteenth (15th) Lease Year thereafter unless sooner terminated as herein set forth. The term "LEASE YEAR" when used in this Lease shall mean a twelve (12) month period commencing
(i) as to the first Lease Year, on the date (hereinafter referred to as the "FIRST LEASE YEAR COMMENCEMENT DATE") which is the Commencement Date if same is the first (1st) day of a calendar month or the first (1st) day of the next full calendar month after the Commencement Date if same does not occur on the first
(1st) day of a calendar month, and (ii) as to subsequent Lease Years, on the annual anniversary date of the First Lease Year Commencement Date. Concurrent with the actual Commencement Date of this Lease, Tenant shall deliver to Landlord an estoppel certificate in accordance with Article XVII hereof. Tenant may not occupy either the Office Building or the Warehouse Building for the purpose of conducting business prior to the Commencement Date.

         SECTION III.2. MEMORANDUM OF LEASE TERM. Landlord and Tenant shall execute an instrument fixing the actual Commencement Date and termination of the Initial Term of this Lease at the request of either Landlord or Tenant.

                                   ARTICLE IV

                          CONSTRUCTION OF IMPROVEMENTS

         SECTION IV.1. LANDLORD'S CONSTRUCTION OBLIGATION. Subject to the term and conditions of this Article IV, Landlord shall, at its sole cost and expense, construct or cause to be constructed the Initial Improvements on the Land in accordance with the Plans. Notwithstanding the foregoing, the Total Project Costs (including the changes referenced in the last grammatical paragraph of Section 4.5 hereof) shall not exceed the sum of $70,601,000.00 (hereinafter referred to as "Maximum Costs"). In the event that Tenant elects the Warehouse Termination Option, the Maximum Costs shall be reduced by the Total Project Costs relating to the Warehouse Building and Warehouse Improvements and a proportionate share of the charges referred to in the last grammatical paragraph of Section 4.5 hereof. Tenant shall pay to Landlord the portion of the Total Project Costs in excess of the Maximum Costs on die Commencement Date, limited to the extent such excess is due directly to Tenant's request for materials or Labor in addition to that which is required by the preliminary plans and specifications described on EXHIBIT "A" ("Tenant Changes"). Landlord shall pay all costs in excess of the Maximum Costs to the extent the same are not a result of Tenant Changes and the existence of such excess costs shall not relieve Landlord of its responsibility hereunder to construct all Initial Improvements as provided in this Lease.

         Landlord agrees that all services and work performed in connection with the Initial Improvements shall be done in a good and workmanlike manner using only new material, and shall be performed substantially in accordance with applicable Legal Requirements, including, but not limited to, the Americans with Disabilities Act. Notwithstanding the foregoing, Landlord shall not be obligated to construct any improvements shown in the Plans or the preliminary plans and specifications described on EXHIBIT "A" to the extent any portion of the preliminary plans and specifications expressly exclude said improvements. In the event of any such inconsistency, the portion of the Plans or preliminary plans and specifications providing for an exclusion shall control.

         SECTION IV.2. PLANS APPROVAL. Landlord shall cause the Project Architect to prepare Plans acceptable to Landlord. The Plans are subject to Tenants approval (which shall not be unreasonably withheld or delayed). If Tenant does not approve the Plans (or any component thereof submitted to Tenant), Tenant shall advise Landlord in reasonable detail of the reasons for such disapproval. Tenant shall comment on the Plans (or any component thereof submitted to Tenant) and each revision thereof within five (5) days after receipt from Landlord. In the event that Tenant does not disapprove of the Plans (or any component thereof submitted to Tenant) within said five (5)-day period, the Plans (or applicable component thereof) shall be deemed approved. Tenant may not object to any changes as may be incorporated in the Plans necessary to obtain the approval of the Village ("VILLAGE CHANGES"), unless such changes result in a material and substantial change in the scope of the Plans in which event Tenant's approval (which approval shall not be unreasonably withheld or delayed) shall be required- All Village Changes shall be deemed to be changes requested by Tenant and shall be subject to Section 4.5 below; provided, however, if the performance of the Village Changes reduces Total Project Costs, Tenant shall be entitled to a credit in the amount of said reduction against either Rent due hereunder or its obligations under Section 4.5.

         SECTION IV.3. COMPLETION. Landlord shall diligently proceed with the construction of the initial Improvements upon approval of the Plans by Landlord, Tenant and the Village. Landlord shall use its best efforts to substantially complete the Initial Improvements and deliver possession thereof to Tenant on or before the Estimated Commencement Date; provided, however, if construction is delayed because of any Force Majeure Delays, then the time of completion of such construction shall be extended for the additional time caused by such Force Majeure Delays without liability on the part of Landlord, provided notice of such delays are provided by Landlord to Tenant Notice of all such Force Majeure Delays shall be provided once per calendar month and shall detail all Force Majeure Delays occurring within the preceding calendar month. Each notice shall explain the Force Majeure Delays and indicate the number of days the Estimated Commencement Date was or will be actually delayed.

         SECTION IV.4. TENANT'S INSPECTION RIGHTS. Landlord shall exercise reasonable efforts to keep Tenant advised with respect to the progress of the construction of the Initial Improvements and the estimated date of Substantial Completion, and Landlord shall notify Tenant in writing as soon as Substantial Completion occurs as provided herein. During the construction of the Initial Improvements and subject to Landlord's reasonable scheduling requirements, Tenant shall have the right to inspect the Premises to monitor the progress of construction of the Initial Improvements; provided, however, that such right may not be exercised unless Tenant has: (i) given Landlord at least three (3) business days' prior written notice of the date and time Tenant intends to exercise such inspection right; and (ii) Tenant and/or Tenant's architect are accompanied at all times during the course of said inspection by Landlord and Landlord's representative or the Project Architect, or (iii) unless otherwise agreed to by Landlord and Tenant without notice and by mutual consent.

         SECTION IV.5. CHANGES. In the event that any materials specified in the Plans are unavailable, Landlord reserves the right to substitute materials of higher or equal quality. Tenant may propose one or more changes to the Plans to Landlord any time before the Substantial Completion Date, subject to the approval of Landlord and the Village. As promptly as reasonably practicable after the receipt and approval thereof, Landlord shall provide Tenant with a written estimate of the Force Majeure Delay in the Substantial Completion Date and the amount of the additional cost to complete the Initial Improvements which will result from such change (whether hard costs or soft costs), which costs shall be: (i) the cost of all materials, supplies, equipment and labor used or supplied in making the proposed change, including general conditions and any contractor's fees (which general conditions and contractor's fees shall be fifteen percent (15%) of such costs); (ii) any architect and engineer fees;
(iii) soft costs; and (iv) fees and expenses of architects, engineers and other third party consultants in connection with review or approval of changes in Plans. If Tenant fails to approve of the revised Plans and associated estimate within five (5) business days after delivery of the same, Tenant shall be deemed to have abandoned its request for such change, and the Initial Improvements shall be constructed in accordance with the then existing Plans. If Tenant approves the revised Plans and associated estimate within said five (5) business day period by signing and returning a copy of Landlord's estimate, Landlord shall cause the Initial Improvements to be constructed in accordance with the Plans as so revised. Tenant shall pay Landlord the amount of such additional costs within five (5) business days after Landlord submits to Tenant a bill for such additional costs as are then due and payable from time to time. Subject to the last paragraph of this Section 4.5, Landlord shall not have any obligation to commence any work relating to such changes until Landlord has been paid the cost of the estimate in full and in the event that the additional costs are not paid within said five (5) business day period, Tenant shall be deemed to have abandoned its request for such changes and the Initial Improvements shall be constructed in accordance with the then existing Plans. Unless requested in writing by Tenant to the contrary, Landlord shall continue with construction of the Initial Improvements according to the then existing Plans during the pendency of any proposed change in the Plans until such change and cost estimate are approved by Landlord and Tenant as provided above. Any halt in construction requested in writing by Tenant shall constitute a Tenant Delay hereunder. If Tenant requests a change to the Plans pursuant to this Section 4.5, and Tenant does not ultimately approve of the resulting revised Plans or cost estimates, Tenant shall promptly reimburse Landlord, as Additional Rent, for any reasonable costs and expenses resulting from such requested changes incurred by Landlord. Landlord may make changes to the Plans without Tenant's consent, provided that:
(i) such changes (a) will not create any additional monetary obligation for Tenant under this Lease, (b) are in material conformity with the Plans (as may have been previously revised by permissible Tenant and/or Landlord changes thereto), and (c) will not decrease the quality of any component of the Initial Improvements; or (ii) such changes are required by any applicable Legal Requirements.

         Notwithstanding the foregoing, Tenant shall have the option ("WAREHOUSE OFFICE OPTION") to have Landlord install 20,000 square feet of office space in the Warehouse Building. If Tenant exercises the Warehouse Office Option, Landlord will install said improvements as part of the Initial Improvements at a cost not to exceed $800,000.00. Tenant must exercise the Warehouse Office Option by delivery of notice of the exercise of the Warehouse Office Option to Landlord on or before April 1, 1999. In the event that Landlord does not receive such a notice from Tenant on or before said date, Tenant shall be deemed to have waived its right to require Landlord to install said office space in the Warehouse Building.

         Notwithstanding the foregoing, Tenant may, at Tenant's option, to be exercised by Tenant by written notice to Landlord within five (5) business days after receipt of Landlord's estimate of the cost of any changes, request that Landlord increase Base Rent as a result of changes; provided, however, once the cost of all changes requested by Tenant exceeds THREE MILLION AND NO/100 ($3,000,000.00) DOLLARS in the aggregate Tenant must pay the excess amount to Landlord as provided above. In the event that Tenant exercises this option, Annual Base Rent for the period commencing on the Commencement Date and ending on the last day of Lease Year 1, shall increase by the amount of the cost of such changes multiplied by 0.1075. Thereafter Annual Base Rent as increased pursuant to this paragraph shall further increase annually by three percent (3%) as provided in Section 1.1B. In the event Tenant fails to exercise said option in a timely fashion, the option shall be deemed terminated and Tenant shall pay all costs to Landlord as provided above.

         SECTION IV.6. PUNCHLIST. Before Tenant takes occupancy of the Premises but no later than five (5) business days after the Substantial Completion Date, Landlord, the Project Architect and Tenant shall conduct an inspection of the Premises, and work in good faith to jointly prepare a list of the portion of the Initial Improvements which remain incomplete (hereinafter referred to as the "PRE-OCCUPANCY PUNCHLIST"). Within ten (10) days following the date Tenant first occupies all or any portion of the Premises, Landlord, the Project Architect and Tenant shall conduct an additional inspection of the Premises, and work in good faith to jointly prepare a supplement to the Pre-Occupancy Punchlist containing such items as may be difficult to discover or ascertain prior to Tenants occupancy, but excluding: (i) any items theretofore corrected by Landlord; and
(ii) any damage caused by any act or omission of Tenant or any member of the Tenant Group or any party claiming by, through or under any of them (the Pre-Occupancy Punchlist, as so supplemented is collectively referred to as the "FINAL PUNCHLIST"). Except as otherwise expressly provided in this Lease, any item not on the Final Punchlist which are patently obvious or readily determinable by Tenant shall be deemed accepted by Tenant. Tenant shall provide reasonable access to Landlord, its employees, agents and contractors for purposes of the repair and correction of any punchlist items. Landlord shall complete all Final Punchlist items as soon as is reasonably practicable after such Final Punchlist items are finally determined subject to extension due to any Force Majeure Delays.

         SECTION IV.7. REPRESENTATIVES. Landlord designates Michael M. Mullen or Fred Reynolds or their designee as its representative for all purposes of this
Article IV. Tenant designates Louis Weisbach or Richard Magid or their designee as its representative for all purposes of this Article IV. Wherever the terms of this Article IV require any notice to be given to or by a party, or any determination or action to be made or taken by a party, the representative of each party shall act for and on behalf of such party, and the other party shall be entitled to rely thereon. Either party may designate one or more substitute representatives for all or a specified portion of the provisions of this Article IV, subject to notice to the other party of the identity of such substitute representative.

         SECTION IV.8. WARRANTY. Landlord represents that it shall obtain (i) a warranty (hereinafter referred to as the "CONTRACTOR WARRANTY") against defective materials and workmanship with respect to the Initial Improvements from the general contractor retained by Landlord to construct the Initial Improvements, for a period of three (3) years from Substantial Completion of the Initial Improvements; and (ii) a warranty against defects in the roof for a period of ten (10) years from Substantial Completion thereof from the roof manufacturer. Tenant shall notify Landlord in writing of any defective condition occurring with respect to the Initial Improvements promptly following Tenant's discovery thereof and Landlord shall promptly request that the party issuing the warranty perform any remedial work required to be performed under such warranty. If the general contractor does not comply (or cause its subcontractors or material suppliers, as applicable, to promptly comply) with its obligations under the Contractor Warranty, Landlord shall, promptly after written notice from Tenant of a defective condition that has not been remedied by the general contractor, so long as the initial notice to Landlord is given to Landlord within the three (3) year period of time after Substantial Completion, cure the defective condition covered by the Contractor Warranty at Landlord's cost.

         SECTION IV.9. DELAY IN CONSTRUCTION. In the event that the Commencement Date does not occur on or before December 31, 2000 (hereinafter referred to as the "OUTSIDE DATE"), then Tenant may, by written notice delivered to Landlord not more than ten (10) days after the Outside Date, terminate this Lease and neither party shall have any further obligation to the other. Notwithstanding the foregoing, the Outside Date shall be extended due to any Force Majeure Delays, on a day for day basis.

         SECTION IV.10. WAREHOUSE TERMINATION. Tenant shall have the option ("WAREHOUSE TERMINATION OPTION") to request that the Initial Improvements exclude the Warehouse Building and related building systems, components, parking lot and improvements (collectively, the "WAREHOUSE IMPROVEMENTS"). The Warehouse Termination Option shall terminate and Tenant shall be deemed to have elected to waive its right to exercise the Warehouse Termination Option unless Tenant delivers written notice of its exercise of said option to Landlord on or before April 1, 1999. In the event Tenant properly exercises the Warehouse Termination Option on or before April 1, 1999, notwithstanding any other term or condition contained herein, Landlord shall not have any obligation to construct the Warehouse Improvements, the term "Initial Improvements" shall not include the Warehouse Improvements and the terms "Buildings" and "Premises" shall not include the Warehouse Building or Warehouse Improvements.

         SECTION IV.11. OFFICE BUILDING OFFICE SPACE. The preliminary plans and specifications described on EXHIBIT "A" includes the office improvements in the Office Building described on EXHIBIT "F" attached hereto and by this reference made a part hereof ("Office Improvements"), the cost of which is estimated to be $24.48 per square foot area of the office space in the Office Building ("Original Office Costs"). In addition thereto, Tenant may request or perform further improvements to the office space in the Office Building costing up to an additional $20.00 per square foot of office space in the Office Building provided the aggregate costs of all improvements to the Office Building shall not exceed $44.48 per square foot area of office space in the Office Building. All of the improvements described in this Section 4.11 shall be incorporated into the Initial Improvements at Landlord's cost and expense. In the event the actual cost of the Office Improvements ("Actual Cost") is less than the Original Office Costs as a result of changes or substitutions requested by Tenant, then, provided the aggregate cost thereof does not exceed the difference between the Original Office Cost and the Actual Cost, Tenant may request that Landlord perform additional improvements to the Office Building or Tenant may perform additional improvements to the Office Building at Landlord's cost up to the amount of said difference. Any payments of Landlord hereunder as reimbursement for work performed by Tenant shall be disbursed directly to Tenant's contractors upon receipt of documentation and in a manner reasonably satisfactory to Landlord.

                                    ARTICLE V

                                      RENT

         SECTION V.1. BASE RENT. In consideration of the leasing aforesaid, Tenant agrees to pay Landlord, without offset or deduction, base rent for the Initial Term ("BASE RENT") in the amount of the Annual Base Rent set forth in the Base Rent Schedule. Annual Base Rent shall increase by three percent (3%) on the first day of each Lease Year during the Term. The Annual Base Rent shall be paid in advance, in twelve (12) equal monthly installments, commencing on the Commencement Date (prorated for any partial month) and continuing on the first
(1st) day of each month thereafter for the balance of the Term of this Lease, and in addition thereto, shall pay such charges as are herein described as "ADDITIONAL RENT". The term "RENT" when used in this Lease shall include an Base Rent payable under this Section 5.1, as well as the charges herein described as Additional Rent, and all other sums due from Tenant to Landlord hereunder. All Rent payable hereunder shall be payable to Landlord at Landlord's Mailing Address, or as Landlord may otherwise from time to time designate in writing.

         SECTION V.2. INTEREST AND LATE CHARGES ON LATE PAYMENTS. Tenant acknowledges that its late payment of any Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which is extremely difficult or impracticable to fix. Such costs and expenses will include, without limitation, loss of use of money, administrative and collection costs and processing and accounting expenses. Therefore, if any installment of monthly Base Rent is not received by Landlord within ten (10) days of the date when due or any other sum due hereunder is not paid within ten
(10) days of the date when due, Tenant shall immediately pay to Landlord a late charge equal to three percent (3%) of the unpaid amount. Landlord and Tenant agree that this late charge represents a reasonable estimate of costs and expenses incurred by Landlord from, and is fair compensation to Landlord for, its loss suffered, by such non-payment by Tenant. Acceptance of the late charge shall not constitute a waiver of Tenants default with respect to such non-payment by Tenant or prevent Landlord from exercising any other rights and remedies available to Landlord under this Lease. Rent not paid within thirty
(30) days of the date when due shall bear interest from the date when the same is payable under the terms of this Lease until the same shall be paid at an annual rate of interest equal to the rate of interest announced from time to time by LaSalle National Bank as its Prime Rate, plus three percent (3%), unless a lesser rate shall then be the maximum rate permissible by law, in which event said lesser rate shall be charged ("LEASE INTEREST RATE"). The term "PRIME RATE" means that rate of interest announced by LaSalle National Bank ("LASALLE") from time to time as its "Prime Rate" of interest, changing automatically and simultaneously with each change in the Prime Rate made by LaSalle from time to time. Any publication issued or published by LaSalle from time to time or a certificate signed by an officer of LaSalle stating its Prime Rate as of a date shall be conclusive evidence of the Prime Rate on that date. Failure to pay the late charge and interest shall constitute a default under this Lease.

                                   ARTICLE VI

                                ADDITIONAL RENT

               SECTION VI.1. BASE RENT ADJUSTMENT. In addition to the Base Rent payable by Tenant hereunder, Tenant shall pay to Landlord, as Additional Rent the Rent Adjustment described in this Section 6.1 without set off or deduction. Until such time as Tenant receives the first Adjustment Statement provided for in clause (C) of this Section 6.1, Tenant shall, commencing on the Commencement Date and on the first (1st) day of each and every month thereafter, make the Initial Monthly Rent Adjustment Deposit specified in
Article I hereof.

               A. For the purposes of this Lease:

                  (1) The term "Calendar Year" shall mean each calendar year or a portion thereof during the Term.

                  (2) The term "Expenses" shall mean and include all expenses paid or incurred by Landlord or its beneficiaries for managing, owning, maintaining, operating, insuring, replacing and repairing the Project, the Land, appurtenances and personal property used in conjunction therewith. Expenses shall not include (i) depreciation charges, (ii) interest and principal payments on mortgages, (iii) real estate brokerage and leasing commissions, (iv) legal fees for the negotiation or enforcement of leases, (v) cost of repair from a casualty or taking,
         (vi) repairs under the Contractor Warranty and (vii) repairs or replacements paid by insurance proceeds.

                  (3) The term "Rent Adjustments" shall mean all amounts owed by Tenant as Additional Rent on account of Expenses or Taxes, or both.

                  (4) The term "Rent Adjustment Deposit" shall mean an amount equal to Landlord's estimate of Rent Adjustments due for any Calendar Year made from time to time during the Term.

                  (5) The term "Taxes" shall mean real estate taxes, assessments, sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary, winch accrue during the Term and are levied or assessed or become a lien against the Project or any portion thereof in any Calendar Year during the Term and any tax in substitution of any of the foregoing; provided, however, in determining the income of Landlord with respect to any such substituted tax, only the income derived from the Building shall be included. Taxes shall also include any personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances of Landlord used in connection with the operation of the Building.

               B. Tenant shall pay to the Landlord as Additional Rent all Expenses and Taxes attributable to each Calendar Year of the Term. The amount of Taxes attributable to a Calendar Year shall be the amount assessed for any such Calendar Year, even though the assessment for such Taxes may be payable in a different Calendar Year.

               C. As security for the obligations contained in Section 6.1., Tenant shall deposit monthly with Landlord, or such other entity as Landlord may designate, on the first (1st) day of each and every month of the Term, a sum equal to one twelfth (1/12) of Landlord's estimate of the current amount of Taxes levied with respect to the Premises and Expenses. All monthly deposits shall be kept separate and apart by Landlord and shall be held by Landlord in such segregated account or accounts as may be authorized by the then current state or federal banking laws, rules or regulations. The monthly deposits shall be used as a fund to be applied, to the extent thereof, to the payment of Taxes and Expenses, as the same become due and payable. The existence of said fund shall not limit or alter Tenant's obligation to pay the Taxes and Expenses for which the fund was created. Tenant shall not be entitled to interest on said fund. Tenant shall pay Landlord as its monthly deposit for the period commencing on the Commencement Date and terminating on the December 31st immediately thereafter the Initial Monthly Rent Adjustment Deposit. On or prior to each December 31st occurring within the Term, Landlord shall advise Tenant as to Landlord's estimate of the Monthly Rent Adjustment Deposits that will be required for the next Calendar Year (as hereinafter defined).

               D. As soon as reasonably feasible after the expiration of each Calendar Year contained within the Term, Landlord will furnish Tenant a statement (hereinafter referred to as the "ADJUSTMENT STATEMENT") showing the following:

                  (1) Actual Taxes and Expenses for the Calendar Year last ended and the amount of Taxes and Expenses payable by Tenant for such Calendar Year,

                  (2) The amount of Additional Rent due Landlord for the Calendar Year last ended, less credits for monthly deposits paid, if any; and

                  (3) The monthly deposits due in the current Calendar Year.

              E. Within thirty (30) days after Tenant's receipt of each Adjustment Statement, Tenant shall pay to Landlord:

                  (1) The amount of Additional Rent shown on said Adjustment Statement to be due Landlord for the Calendar Year last ended; plus

                  (2) The amount, which when added to the monthly deposits theretofore paid in the current Calendar Year would provide that Landlord has then received such portion of the monthly deposits as would have theretofore been paid to Landlord had Tenant paid one twelfth (1/12) of the monthly deposits, for the current Calendar Year, to Landlord monthly on the first day of each month of such Calendar Year.

          During the last Calendar Year, Landlord may include in the monthly deposits its estimate of the Additional Rent which may not be finally determined until after the expiration of the Term. Tenant's obligation to pay such Additional Rent shall survive the Term.

              F. Tenant's payment of the monthly deposits for each Calendar
          Year shall be credited against the Additional Rent for such Calendar Year. If the monthly deposits paid by Tenant for any Calendar Year exceed the Additional Rent due for such Calendar Year, then Landlord shall give a credit to Tenant in an amount equal to such excess against the Additional Rent due for the next succeeding Calendar Year, except that if any such excess relates to the last Calendar Year of the Term, then, provided that no default of Tenant exists hereunder, Landlord shall refund such excess to Tenant

               SECTION VI.2. UTILITIES. Tenant shall pay, directly to the appropriate supplier, all costs of natural gas, electricity, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Premises. Landlord shall not in any way be liable or responsible to Tenant for any cost or damage or expense which Tenant may sustain or incur if either the quality or character of such service is changed or is no longer available or suitable for Tenants requirements.

               SECTION VI.3. CONTEST OF TAXES. Tenant shall, at its sole cost and expense, contest the imposition of any Taxes against the Land and Improvements in accordance with applicable law with counsel reasonably acceptable to Landlord. In the event that Tenant fails to contest Taxes, Tenant shall forfeit its right to contest Taxes for the remainder of the Term. In such event (i) Landlord shall, in its discretion, have the right to contest the imposition of Taxes, (ii) Taxes shall include all of Landlord's reasonable costs and expenses, including legal fees and court costs, in pursuing any such contest whether or not Landlord is successful in such contest, and (iii) there shall be deducted from Taxes the amount of any Taxes refunded in any Calendar Year, provided said refund relates to an assessment year included within the Term of the Lease.

                                  ARTICLE VII

                                      USE

               SECTION VII.1. USE. The Premises shall be used for the Use only, and for no other purpose.

               SECTION VII.2. PROHIBITED USES. Tenant shall not permit the Premises, to be used in such manner which impairs Landlord's right, title or interest in the Premises or any portion thereof, or in such manner which gives rise to a claim or claims of adverse possession or of a dedication of the Premises or any portion thereof for public use. Tenant shall not use or occupy the Premises, in whole or in part, to be used or occupied, or do or permit anything to be done in or on the Premises, in whole or in part, in a manner which would in any way violate any certificate of occupancy affecting the Premises, or make void or voidable any insurance then in force with respect thereto, or which may make it impossible to obtain fire or other insurance thereon or which would render the insurance risk more hazardous, or which will cause or be apt to cause the structural injury to the Premises or any part thereof, or which would cause the value or usefulness of the Premises or any part thereof to diminish (other than normal wear and tear), and shall not use or occupy or permit the Premises to be used or occupied, in whole or in part, in a manner which may violate and shall comply with any present or future, ordinary or extraordinary, foreseen or unforeseen, Legal Requirements. Where Landlord is liable for compliance with Legal Requirements regarding construction of the Initial Improvements, then Tenant's use of the Premises will not be construed as a prohibited use. Tenant will not do or permit or suffer any public or private waste, damage, impairment or injury to or upon the Premises or any part thereof.

               SECTION VII.3. NO IMPLIED PERMISSION. Except as otherwise expressly provided herein, nothing in this Lease contained shall authorize Tenant to do or permit or suffer any act which shall in any way encumber the fee title of Landlord in and to the Premises or any interest therein. The title, interest or estate of Landlord in the Premises shall not be in any way subject to any claim by way of lien or encumbrance, whether arising by operation of law or by virtue of an express or implied contract by Tenant. Any claim to a lien or encumbrance upon the Premises arising from any act of omission of Tenant shall accrue only against the Tenant's leasehold estate and shall in all respects be subject and subordinate to the paramount title and right of Landlord in and to the Premises. Every person furnishing, manufacturing or preparing any material, fixtures, apparatus or machinery for, or on account of, the Premises or any other improvements now or hereafter erected, or the appurtenances or furnishings therein, or performing any labor or services in, upon or about the Premises, or the improvements or appurtenances, or dealing in any way with Tenant or anyone claiming by, through or under Tenant shall take and be held charged with notice of this condition, and shall have and acquire no lien upon Landlord's estate or interest through the furnishing of such material, fixtures, apparatus, machinery, labor or services.

               SECTION VII.4. RULES AND REGULATIONS. In amplification and not in limitation of the foregoing provisions of Article VII, Tenant shall not permit any portion of the Premises to be used by any person or persons or by the public, as such, at any time or times during the Term in such manner as might reasonably tend to impair title to the Premises or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse use, adverse possession, prescription, dedication or other similar claims of, in, to or with respect to the Premises or any part thereof or estate therein.

                                  ARTICLE VIII

               MAINTENANCE, REPAIRS AND REPLACEMENTS OF PREMISES

         SECTION VIII.1. A. TENANT'S OBLIGATIONS. Subject to the Landlord's obligations set forth in Sections 4.8 above and 8.1B below, Tenant agrees, at Tenant's sole cost and expense, to take good care of the Premises and keep and maintain same and all parts thereof, including, but not limited to, the Initial Improvements, the entire interior and exterior thereto, all floors, floor coverings, roof, structure, windows, glass, plate glass, ceilings, skylights, interior and exterior and demising walls, doors, electrical systems, lighting fixtures and equipment, plumbing systems and fixtures, sprinkler systems, heating, ventilating and air conditioning systems, loading docks, areas and doors, rail space areas, fences and signs, and all other pipes, mains, water, sewer and gas connections and all other fixtures, machinery, apparatus, equipment and appurtenances now or hereafter belonging to, connected with or used in conjunction with the Premises together with any and all alterations and additions thereto, in good order, condition and repair, suffering no waste or injury. Subject to the Landlord's obligations set forth in Sections 4.8 above and 8.1B below, Tenant shall, at its sole cost and expense, promptly make all necessary repairs and replacements, ordinary as well as extraordinary, foreseen as well as unforeseen, in and to the Premises, including but not limited to the entire interior and exterior of the Initial Improvements, any equipment now or hereafter located in or on the Premises, all floors, floor coverings, roof, structure, windows, glass, plate glass, ceilings, skylights, interior and demising walls, doors, electrical systems, lighting fixtures and equipment, plumbing systems and fixture, sprinkler systems, heating, ventilating and air conditioning systems, loading docks, areas and doors, rail space areas, fences and signs, connections, pipes, mains, water, sewer and connections, and all other fixtures, machinery, apparatus, equipment and appurtenances now or hereafter belonging to, connected with or used in conjunction with the Premises. All such maintenance, repairs and replacements shall be of first class quality and sufficient for the proper maintenance and operation of the Premises. Tenant shall keep and maintain the Premises safe, secure and clean, specifically including, but not by way of limitation, removal of waste and refuse matter. Tenant shall not permit anything to be done upon the Premises (and shall perform all maintenance and repairs thereto so as not) to invalidate, in whole or in part, or prevent the procurement of any insurance policies which may, at any time, be required under the provisions of this Lease. Tenant shall not obstruct or permit the obstruction of any parking area, adjoining street or sidewalk absent the consent of Landlord, which consent shall not be unreasonably withheld.

               B. LANDLORD'S OBLIGATIONS. Landlord shall provide to Tenant the services ("SERVICES") set forth on EXHIBIT "C" attached hereto and by this reference made a part hereof. All costs incurred by Landlord in providing said services shall be deemed Expenses. Tenant shall, from time to time, have the right to have any of the Services provided by a third party upon thirty (30) days advance written notice to Landlord. In such event, Landlord shall not have any obligation to provide the applicable Services to Tenant and the Rent Adjustment Deposit shall be reduced accordingly by Landlord.

               SECTION VIII.2. GOVERNMENTAL REQUIREMENTS. Except with respect to Landlord's obligations under Section 4.1 hereof, Tenant at its own cost and expense also shall promptly comply with any and all requirements of any Governmental Authority to or affecting the Premises or any part thereof, irrespective of the nature of the work required to be done, extraordinary as well as ordinary, whether or not the same involve or require any structural changes or additions in or to the Buildings and irrespective of whether or not such changes or additions be required on account of any particular use to which the Premises or any part thereof are being put.

               SECTION VIII.3. MAINTENANCE CONTRACTS. Landlord shall enter into maintenance contracts, in form and substance and with a firm reasonably satisfactory to Landlord, for the maintenance of various portions of the Premises and the cost thereof shall be deemed to be an Expense.

                                   ARTICLE IX

                                   INSURANCE

               SECTION IX.1. COVERAGE REQUIRED. Tenant shall procure and maintain, or cause to be maintained, at all times during the Term of this Lease, at Tenants sole cost and expense, and until each and every obligation of Tenant contained in the Lease has been fully performed, the types of insurance specified below, with insurance companies authorized to do business in the State of Illinois covering all operations under this Lease, whether performed by Tenant or by Contractors. For purposes of this Article IX, "Contractors" shall mean Tenant and contractors and subcontractors and materialmen or any tier providing services, material, labor, operation or maintenance on, about or adjacent to the Premises, whether or not in privity with Tenant.

               A. IN GENERAL. Upon execution of the Lease, Tenant shall procure and maintain the following kinds and amounts of insurance:

                                    (i) WORKER'S COMPENSATION AND OCCUPATIONAL
                  DISEASE INSURANCE. Worker's Compensation and Occupational Disease Insurance, in statutory amounts, covering all employees who provide a service under this Lease. Employees liability coverage with limits of not less than $100,000 each accident or illness shall be included.

                                    (ii) COMMERCIAL LIABILITY INSURANCE (PRIMARY
                  AND UMBRELLA). Commercial Liability Insurance or equivalent with limits of not less than $5,000,000 per occurrence, combined single limit, for bodily injury, personal injury, and property damage liability. Products/completed operation, independent contractors, broad form property damage and contractual liability (with no limitation) coverages are to be included. Landlord is to be named as additional insureds, on a primary, non-contributory basis for any liability, arising directly or indirectly from this Lease.

                                    (iii) AUTOMOBILE LIABILITY INSURANCE. When
                  any motor vehicles are used in connection with this Lease, Tenant shall provide Automobile Liability Insurance with limits of not less than $2,000,000 per occurrence combined single limit, for bodily and property damage. Landlord is to be named as additional insureds on a primary non-contributory basis.

                                    (iv) CONTENTS INSURANCE. Insurance against
                  fire, sprinkler leakage, vandalism, and the extended coverage perils for the full insurable value of all contents of Tenant within the Premises, and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises and business interruption insurance.

               B. CONSTRUCTION. During and with respect to any construction performed by or on behalf of Tenant (other than with respect to the construction of the Initial Improvements by Landlord), Tenant shall procure and maintain, or cause to be maintained, the following kinds and amounts of insurance:

                                    (i) WORKER'S COMPENSATION AND OCCUPATIONAL
                  DISEASE INSURANCE. Worker's Compensation and Occupational Disease Insurance, in statutory amounts, covering all employees who are to provide a service under this construction. Employer's liability coverage with limits of not less than $500,000 for each accident or illness shall be included.

                                    (ii) COMMERCIAL LIABILITY INSURANCE (PRIMARY
                  AND UMBRELLA). Commercial Liability Insurance or equivalent with limits of not less than $10,000,000 per occurrence, combined single limit, for bodily injury, personal injury, and property liability. Products/completed operations, explosion, collapse, underground, independent contractors, broad form property damage and contractual liability coverages are to be included. Landlord is to be named as additional insureds on a primary non-contributory basis for any liability arising directly or indirectly from the Lease.

                                    (iii) AUTOMOBILE LIABILITY INSURANCE
                  (PRIMARY AND UMBRELLA). When any motor vehicles are used in connection with work to be performed, Tenant or contractor shall provide Automobile Liability Insurance with limits of not less than $5,000,000 per occurrence combined single limit, for bodily injury and property damage. Landlord is to be named as an additional insured on a primary non-contributory basis.

                                    (iv) ALL RISK BUILDERS RISK INSURANCE.
                  Tenant or Contractor shall provide All Risk Blanket Builder's Risk Insurance to cover the materials, supplies, equipment, machinery and fixtures that are or will be part of the Premises. Coverage extensions shall include the following: right to partial occupancy, material stored off-site and in-transit, boiler and machinery, earthquake, flood (including surface water backup), collapse, water damage, debris removal, faulty workmanship or materials, testing, mechanical-electrical breakdown and failure, deletion of freezing and temperature exclusions, business interruption, extra expense, loss of revenue, loss of rents and loss of use of property, as applicable, Landlord shall be named as loss payee.

                                    (v) PROFESSIONAL LIABILITY. When any
                  architects, engineers, or consulting firms perform work in connection with this Lease, Professional Liability Insurance shall be maintained with limits of $1,000,000. The policy shall have an extended reporting period of two (2) years. When policies are renewed or replaced, the policy retroactive date must coincide with, or precede, start of work.

         Notwithstanding the foregoing, Tenant is not obligated to provide or pay for insurance for Landlord's construction of the Initial Improvements. Tenant shall deliver to Landlord, at least fifteen (15) days prior to the earlier of (1) the Commencement Date of this Lease or
         (2) the date Tenant takes possession of the Premises, duplicate copies of policies (or certificates evidencing such policies) of the insurance required by Section 9.1A. Such policies of insurance shall be renewed and duplicate copies of the new policies (or new certificates) shall be deposited with Landlord at least forty-five (45) days prior to the expiration of the old policies.

               SECTION IX.2. POLICIES. All insurance policies shall be written with insurance companies and shall be in form satisfactory to Landlord. All insurance policies shall name Landlord as an additional insured and loss payee as their respective interests may appear and shall provide that they may not be terminated or modified without thirty (30) days' advance written notice to Landlord. All policies shall also contain an endorsement that Landlord, although named as additional insured, shall nevertheless be entitled to recover for damages caused by the negligence of Tenant. The minimum limits of insurance specified in this Section shall in no way limit or diminish Tenant's liability under this Lease. Tenant shall furnish to Landlord, not less than fifteen (15) days prior to the date such insurance is first required to be carried by Tenant, and thereafter at least fifteen (15) days prior to the expiration of each such policy, true and correct photocopies of all insurance policies required under this Section, together with any amendments and endorsements to such policies, certificates of insurance, and such other evidence of coverages as Landlord may reasonably request, and evidence of payment of all premiums and other expenses owed in connection therewith. Upon Tenant's default in obtaining or delivering the policy for any such insurance or Tenant's failure to pay the charges therefor, Landlord may, at its option, on or after the tenth (10th) day after written notice thereof is given to Tenant, procure or pay the charges for any such policy or policies and the total cost and expense (including attorneys' fees) thereof shall be immediately paid by Tenant to Landlord as Additional Rent upon receipt of a bill therefor. Within thirty (30) days after demand by Landlord that the minimum amount of any coverage be so increased, Tenant shall furnish Landlord with evidence of Tenant's compliance with such demand.

               SECTION IX.3. SUBROGATION. Landlord and Tenant agree to have all fire and extended coverage and material damage insurance which may be carried by either of them endorsed with a clause providing that any release from liability of or waiver of claim for recovery from the other party or any of the parties named in Section 9.2 above entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder, and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party or any of the parties named in Section 9.2 above. Without limiting any release or waiver of liability or recovery contained in any other Section of this Lease but rather in confirmation and furtherance thereof, Landlord and any beneficiaries of Landlord waive all claims for recovery from Tenant, and Tenant waives all claims for recovery from Landlord, any beneficiaries of

Landlord and the managing agent for the Premises and their respective agents, partners and employees, for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectable under such insurance policies. Notwithstanding the foregoing or anything contained in this Lease to the contrary, any release or any waiver of claims shall not be operative, nor shall the foregoing endorsements be required, in any case where the effect of such release or waiver is to invalidate insurance coverage or invalidate the right of the insured to recover thereunder or increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within ten (10) days following written notice, to pay such increased cost, thereby keeping such release or waiver in full force and effect).

               SECTION IX.4. MISCELLANEOUS INSURANCE PROVISIONS. Landlord and Tenant further agree as follows:

               A. Tenant and Contractors expressly understand and agree that any insurance coverages and limits furnished by the Tenant and Contractors shall in no way limit the Tenant's and Contractor's liabilities and responsibilities specified under the Lease, or contracts executed relating to the Premises, or by law.

               B. The failure of Landlord to obtain such evidence from Tenant or Contractors before permitting Tenant or Contractors to commence work shall not be deemed to be a waiver by Landlord, and Tenant or contractors shall remain under continuing obligation to maintain the insurance coverage.

               C. Any and all deductibles on all insurance referenced in this
         Article IX shall be borne by Tenant.

               D. Tenant expressly understands and agrees that any insurance maintained by Landlord shall apply in excess of and not contribute with insurance provided by the Tenant or Contractor under the Lease.

               E. If Tenant or any Contractors desire additional coverage, higher limits of liability, or other modifications for their own protection, Tenant and such Contractors shall be responsible for the acquisition and cost of such additional protection.

               F. Tenant agrees, and shall cause each Contractor in connection with the Premises to agree, that all insurers shall waive their rights of subrogation against Landlord.

               G. Tenant and Contractors shall not violate or permit to be violated any of the conditions or provisions of any of the insurance policies, and Tenant and Contractors shall so perform and satisfy or cause to be performed and satisfied the requirements of the companies writing such policies so that at all times companies of good standing, satisfactory to Landlord shall be willing to write and continue such insurance.

               H. Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant and Contractors arising out of or by reason of Tenant's and Contractor's failure to provide and keep in force insurance, as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by Tenant and Contractors and which would have been payable under such insurance, but Landlord shall also be entitled to recover as damages for such breach the uninsured amount of any loss, to the extent of any deficiency in the insurance required by the provisions of this Lease, and damages, costs and expenses of suit suffered or incurred by reason of damage to, or destruction of, the Premises occurring during any period when Tenant or Contractors shall have failed or neglected to provide insurance as aforesaid.

               I. The insurance required by this Lease, at the option of Tenant or Contractors, may be effected by blanket or umbrella policies issued to Tenant or Contractors covering the Premises and other properties owned or leased by Tenant or Contractors, provided that the policies otherwise comply with the provisions of this Lease and allocate to the Premises the specified coverage, without possibility of reduction or coinsurance by reason of, or damage to, any other premises covered therein.

               J. All insurance companies shall have a Best rating of not less than A/VII, or an equivalent rating in the event Best ceases to exist or provide a rating.

               K. Tenant and Contractors shall provide and keep in force such other insurance in such amounts as may from time to time be reasonably required by Landlord or a holder of a Mortgage (defined in Section 23.1 hereof) against such other insurable hazards as at the time are commonly insured against in the case of prudent owners of properties similar to the Premises, and in that connection Landlord may require changes in the forms, types and amounts of insurance required pursuant to this Section or add to, modify or delete other requirements; and in any event, if under applicable law, rule, regulation or ordinance of any governmental authority, state or federal, having jurisdiction in the Premises, liability may be imposed upon Landlord on account of the use or operation of the Premises or other improvements, insurance within limits reasonably satisfactory to Landlord shall be maintained by Tenant and Contractors against any such liability.

               L. The required insurance to be carried shall not be limited by any limitations expressed in the indemnification language herein or any limitation placed on the indemnity therein given as a matter of law.

               SECTION IX.5. BUILDING INSURANCE. Landlord shall at all times during the Term of this Lease keep in effect insurance on all improvements now or hereafter a part of the Premises against loss by fire and lightning, the risks covered by what is commonly known as extended coverage, malicious mischief and vandalism, and all other risks of direct physical loss (other than the insurance provided by Tenant hereunder) in an amount equal to the full replacement value on the replacement form basis, of such improvements. Tenant further agrees that if and when obtainable, Landlord will procure and maintain so-called war risk and war damage insurance, earthquake and flood insurance on said improvements for not less than one hundred percent (100%) of the full insurance value above foundation. Landlord shall also obtain liability in such amounts required by Landlord, boiler and machinery insurance in an amount equal to the full replacement value of the improvements, insurance against loss of Rents in the amount of all Base Rent payments, taxes, assessments and insurance premiums required hereunder for a twelve (12)-month period, and shall obtain insurance against breakage of all plate glass used in the improvements. Landlord shall also maintain such other insurance required by Landlord under the terms customarily carried by Landlord for other buildings owned by Landlord. The policy or policies evidencing such insurance shall be written by a company or companies satisfactory to Landlord, shall name Landlord as insured thereunder, and shall provide that losses shall be paid to Landlord.

               SECTION IX.6. INSURANCE APPRAISALS. From time to time during the Term hereof upon the request of Landlord, or Landlord's mortgagee, if any, Landlord shall obtain insurance appraisals reasonably satisfactory to Landlord, as such are regularly and ordinarily made by or for the benefit of insurance companies, in order to determine the then replacement value of the improvements. Such insurance appraisals shall not be required more frequently than once in each Lease Year during the Term hereof. The cost of such insurance shall be deemed to be a part of the Insurance Premium (defined below).

               SECTION IX.7. TENANT PAYMENTS. All such insurance described in Section 9.5 shall be kept in full force throughout the Term of this Lease, and any amounts incurred therefor by Landlord shall be deemed Expenses and shall be payable by Tenant to Landlord, as Additional Rent, in accordance with this Lease.

                                   ARTICLE X

                             DAMAGE OR DESTRUCTION

               SECTION X.1. TOTAL DEMISE. In the event that both of the Buildings are made materially untenantable by fire or other casualty and Landlord shall decide not to restore or repair same, then, in any of such events, Landlord shall have the right to terminate this Lease by notice to Tenant given within sixty (60) days after the date of such fire or other casualty and the Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty. In the event both of the Buildings are made materially untenantable by fire or other casualty and Landlord does not so notify Tenant within sixty (60) days after the date of such fire or other casualty, then (i) Landlord shall commence to rebuild and restore the same within ninety (90) days after the date of such casualty, and Landlord shall complete such repair and restore the Premises to the extent of any insurance proceeds within eighteen (18) months after the date of such casualty with respect to the Office Building and nine (9) months after the date of such casualty with respect to the Warehouse Budding, subject, however, to extensions of such time periods due to Force Majeure Delays, and (ii) this Lease shall not terminate. In the event that this Lease is not terminated as provided above, Rent shall abate in proportion to the non-useability of the Premises while repairs are in progress.

               SECTION X.2. PARTIAL DEMISE. In the event that both of the Buildings are not made materially untenantable by fire or other casualty, then Landlord shall, except as provided in Section 10.3 below, proceed within ninety (90) days of the date of such casualty with all due diligence to repair and restore the Premises, subject, however, to extension for Force Majeure Delays. In such event, Rent shall abate in proportion to the non-useability of the Premises during the period while repairs are in progress unless such partial damages are due to the fault or neglect of Tenant. If the partial damage is the result of the fault or neglect of Tenant, Rent shall not abate during said period.

               SECTION X.3. TERMINATION. If the Office Building is made materially untenantable due to fire or other casualty during the last thirty-six (36) months of the Term hereof or the Warehouse Building is made materially untenantable due to fire or other casualty during the last eighteen (18) months of the Term hereof, then, in either event, Landlord and Tenant shall have the right to terminate this Lease with respect to the applicable Building as of the date of fire or other casualty upon thirty (30) days' prior notice to the other party, in which event, Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty with respect to the applicable Building that was damaged by fire or other casualty.

               SECTION X.4. INSURANCE DEDUCTIBLE. In the event of either a total or partial demise of the Premises, Tenant shall pay to Landlord the amount of the deductible under Landlord's property insurance for the Premises.

                                   ARTICLE XI

                                     LIENS

               SECTION XI.1. LIEN CLAIMS. Tenant shall not do any act which shall in any way encumber the interest or estate of Landlord in and to the Premises or any portion thereof, nor shall any interest or estate of Landlord in the Premises or any portion thereof be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant, and any claim to or lien upon the Premises or any portion thereof arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall in all respects be subject and subordinate to the paramount title and rights of Landlord in and to the Premises or any portion thereof. Tenant will not permit the Premises or any portion thereof to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of sufferance of Tenant; provided, however that Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall first give to Landlord an amount equal to one hundred twenty percent (120%) of the amount of the lien or claimed lien which, together with interest earned thereon, shall be held by Landlord as security to insure payment thereof and to prevent any sale, foreclosure or forfeiture of the Premises by reason of non-payment thereof. The amount so deposited with Landlord shall be held by Landlord in an account established at a federally insured banking institution until satisfactory removal of said lien or claim of lien. On any final determination of the lien or claim for lien, Tenant will immediately pay any judgment rendered, with all proper costs and charges, and will, at its own expense, have the lien released and any judgment satisfied. Should Tenant fail to diligently contest and pursue such lien contest, Landlord may, at its option, use the sums so deposited to discharge any such lien upon the renewal of such lien or encumbrance Landlord shall pay all such sums remaining on deposit to Tenant.

               SECTION XI.2. LANDLORD'S RIGHT TO CURE. If Tenant shall fail to contest the validity of any lien or claimed lien or fail to give security to Landlord to insure payment thereof, or shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, then Landlord may, at its election (but shall not be so required) remove or discharge such lien or claim for lien (with the right, in its discretion, to settle or compromise the same), and any amounts advanced by Landlord, including reasonable attorneys' fees, for such purposes shall be so much additional rent due from Tenant to Landlord at the next rent date after any such payment, with interest thereon at the Lease Interest Rate from the date so advanced.

                                  ARTICLE XII

                               TENANT ALTERATIONS

               SECTION XII.1. ALTERATIONS. Tenant shall not make any addition to the Premises, alterations to the structural components of the Premises, alterations which affect the mechanical, electrical, plumbing, life safety or other systems in the Premises or alterations which cost in excess of $150,000.00 either individually or in the aggregate over a twelve (12) month period of time ("MAJOR ALTERATIONS") without the advance written consent of Landlord, which consent may be granted or denied at Landlords sole discretion. Tenant may make alterations to the Premises which are not Major Alterations ("MINOR ALTERATIONS") without the prior written consent of Landlord. (Major Alterations and Minor Alterations are hereinafter collectively referred to as "ALTERATIONS".) No Alterations to the Premises for which Landlord's consent is required shall be commenced by Tenant until Tenant has furnished Landlord with a satisfactory certificate or certificates from an insurance company acceptable to Landlord, evidencing insurance coverage required under Section 9.2 hereof. Any Alterations by Tenant hereunder shall be done in a good and workmanlike manner in compliance with any Legal Requirements. Upon completion of any Major Alterations by Tenant hereunder, Tenant shall furnish Landlord with a copy of the "as built" plans covering such construction. Tenant, at its sole cost and expense, will make all Alterations on the Premises which may be necessary by the act or neglect of any other person or corporation (public or private), except Landlord, its agents, employees or contractors. Before commencing any Major Alterations:
(a) plans and specifications therefor, prepared by a licensed architect, shall be submitted to and approved by Landlord (such approval shall not be unreasonably withheld or delayed); (b) Tenant shall furnish to Landlord an estimate of the cost of the proposed work, certified by the architect who prepared such plans and specifications; (c) all contracts for any proposed work shall be submitted to and approved by Landlord; (d) Tenant shall either furnish to Landlord a payment and performance bond from the Contractor in form and substance satisfactory to Landlord, or shall deposit an amount equal to 100% of the cost of completing the Alterations in an escrow reasonably satisfactory to Landlord to insure payment for the completion of all work free and clear of liens; (e) evidence of insurance as required by Article IX hereof; and (f) such other requirements as Landlord may reasonably require to be satisfied. Before commencing any Major Alterations, Tenant shall provide Landlord with a written certification that the Major Alterations do not have any materially adverse environmental impact on the Premises. Prior to the commencement of any construction activity for which Landlord's consent shall be required, certificates of such insurance coverages shall be provided to Landlord and renewal certificates shall be delivered to Landlord prior to the expiration date of the respective policies.

               Notwithstanding the foregoing, no Alterations of any kind shall be made which would (i) change the general design, use, character or structure of the Premises or any part thereof; (ii) decrease the size of the Premises or any part thereof; (iii) reduce or impair, to any material extent, the value, rentability or usefulness of the Premises or constitute waste; or
(iv) give to any owner, lessee or occupant of any other property or to any other person or corporation any easement, right-of-way or any other right over the Premises.

              Any Alterations shall be made with reasonable dispatch and in a good and workmanlike manner and in compliance with all applicable permits and authorizations and buildings and zoning laws and with all other Legal Requirements. If any work does not comply with the provisions of this Lease, Landlord may, by notice to Tenant, require that Tenant stop the work and take steps necessary to cause corrections to be made, or Landlord may, itself, perform the work, at Tenant's cost.

         SECTION XII.2. OWNERSHIP OF ALTERATIONS. All Alterations (except Tenant's Equipment as defined in Section 19.2 hereof) put in at the expense of Tenant shall become the property of Landlord and shall, unless the Landlord requests their removal, remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, without compensation or allowance to Tenant. Landlord may, at its sole option, request that Tenant, at Tenant's sole cost, remove any such Alterations and if Tenant shall fail to do so, Landlord may remove the same and Tenant shall pay the cost of such removal to Landlord upon demand. Notwithstanding the foregoing, upon Tenant's request prior to such time as Tenant intends to make any Alternations, Landlord shall indicate to Tenant in writing whether or not such Alterations must be removed upon surrender of the Premises.

         SECTION XII.3. SIGNS. Except as provided below in this Section 12.3, Tenant shall not place any signs on any part of the Buildings or Land without the prior written consent of Landlord. Landlord and Tenant approve all signs shown in the Plans. Upon notice to and with the consent of Landlord, which consent shall not be unreasonably withheld, Tenant may place exterior signs with or without the name of the Buildings on the Premises and its company logo and/or name on the roof of the Premises, provided that (i) the installation and dimensions of said signs, name and logo are in strict accordance with Legal Requirements; (ii) Tenant continually maintains said signs, name and logo in a first-class manner and (iii) Tenant, at Tenant's sole cost and expense, pays the costs associated with the installation and maintenance of the signs, name and logo and removes said signs, name and logo at the expiration of the Term and restores the area in which said signs, name and logo are placed to its condition prior to the installation of said signs, except to the extent the name is etched in the glass walls of the Buildings. Tenant shall have the right to name the Buildings with the consent of Landlord, which consent shall not be unreasonably withheld.

         SECTION XII.4. ENVIRONMENTAL IMPACT. Notwithstanding any other term, covenant or condition contained in this Lease, in the event that any Alteration has any materially adverse environmental impact on the Premises, Landlord may deny the Tenant the right to proceed in Landlord's sole and absolute discretion.

                                  ARTICLE XIII

                                  CONDEMNATION

         SECTION XIII.1. TAKING: LEASE TO TERMINATE. If a portion of the Premises shall be lawfully taken or condemned for any public or quasi-public use or purpose, or conveyed under threat of such condemnation and as a result thereof the Premises cannot be used for the same purpose and with the same utility as before such taking or conveyance, the Term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award. Tenant hereby assigns to Landlord, Tenant's interest in such award, if any. Current Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be so taken or condemned, or if the grade of any street or alley adjacent to the Premises is changed by any competent authority and such taking or change of grade makes it necessary or desirable to demolish, substantially remodel, or restore the Buildings, the Landlord shall have the right to cancel this Lease upon not less than ninety (90) days' prior notice to the date of cancellation designed in the notice.

         SECTION XIII.2. TAKING: LEASE TO CONTINUE. Except as provided in
Section 13.1, in the event only a part of the Premises shall be taken as a result of the exercise of the power of eminent domain or condemned for a public or quasi-public use or purpose by any competent authority or sold to the condemning authority under threat of condemnation, and as a result thereof the balance of the Premises can be used for the same purpose as before such taking, sale or condemnation, this Lease shall not terminate and Landlord shall promptly repair and restore the Premises, subject to Force Majeure Delays; provided that in no event shall Landlord be obligated to spend in excess of the amount of the Award in restoring the Premises. Any award paid as a consequence of such taking, sale or condemnation, shall be paid to Landlord. Any sums not so disbursed shall be retained by Landlord.

         SECTION XIII.3. TENANT'S CLAIM. To the extent permitted by law, Tenant shall be allowed to pursue a claim against the condemning authority (hereinafter referred to as the "TENANT'S CLAIM") that shall be independent of and wholly separate from any action, suit or proceeding relating to any award to Landlord for reimbursement of relocation expenses or for Tenant's Equipment and personal property, provided: (i) Tenant's Claim shall in no way limit, affect, alter or diminish in any kind or way whatsoever Landlord's award as a result of such taking, sale or condemnation; (ii) Tenant's Claim shall in no event include any claim for any interest in real property, it being expressly understood and agreed that all sums paid with respect to the real property interests taken, sold or condemned shall be the sole property of Landlord; and (iii) Tenant's Claim shall in no event be joined with Landlord's Proceeding or argued or heard concurrently therewith.

                                  ARTICLE XIV

                       ASSIGNMENT - SUBLETTING BY TENANT

         SECTION XIV.1. NO ASSIGNMENT, SUBLETTING OR OTHER TRANSFER. Tenant shall not assign this Lease or any interest hereunder except as permitted by
Section 14.6 below, nor shall Tenant sublet or permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant, without the express prior written consent of Landlord which consent shall not be unreasonably withheld. Notwithstanding any other provision contained in this Lease, no assignment or subletting shall relieve Tenant of its obligations hereunder, and Tenant shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment or sublease had been made, unless specifically provided to the contrary in Landlord's consent. Consent by Landlord pursuant to this Article shall not be deemed, construed or held to be consent to any additional assignment or subletting, but each successive act shall require similar consent of Landlord. Landlord shall be reimbursed by Tenant for any costs or expenses incurred pursuant to any request by Tenant for consent to any such assignment or subletting. In the consideration of the granting or denying of consent, Landlord may, at its option, take into consideration: (i) the business reputation and credit worthiness of the proposed subtenant or assignee; (ii) any required alteration of the Premises; (iii) the intended use of the Premises by the proposed subtenant or assignee; and (iv) any other factors which Landlord shall deem reasonably relevant.

         SECTION XIV.2. OPERATION OF LAW. Tenant shall not allow or permit any transfer of this Lease, or any interest hereunder, by operation of law, or convey, mortgage, pledge or encumber this Lease or any interest hereunder.

         SECTION XIV.3. EXCESS RENTAL. If Tenant shall, with Landlord's prior consent as herein required, sublet the Premises, an amount equal to fifty percent (50%) of the rental in excess of the Base Rent and any additional rent herein provided to be paid shall be for benefit of Landlord and shall be paid to Landlord promptly when due under any such subletting as additional rent due hereunder.

         SECTION XIV.4. MERGER OR CONSOLIDATION. If Tenant is a corporation whose stock is not publicly traded, any transaction or series of transactions (including, without limitation, any dissolution, merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock of Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this Article XIV. If Tenant is a partnership or limited liability company, any transaction or series of transactions (including without limitation any withdrawal or admittance of a partner or member or a change in any partner's or member's interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this assignment of this Lease by Tenant subject to the provisions of this Article XIV. If Tenant is a non-publicly traded corporation, a change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group of stockholders of less than twenty-five percent (25%) of the outstanding stock as of the date of the execution and delivery of this Lease shall not be considered a change of control. Notwithstanding the immediately foregoing, Tenant may, upon notice to, but without Landlord's consent, assign this Lease to any corporation resulting from a merger or consolidation of Tenant, provided that the total assets and the total net worth of such assignee after such consolidation or merger shall be in excess of the greater of (i) the net worth of Tenant immediately prior to such consolidation or merger, or (ii) the net worth of Tenant as of the date hereof, determined by generally accepted accounting principles and provided that Tenant is not at such time in default hereunder, and provided further that such successor shall execute an instrument in writing, acceptable to Landlord in its reasonable discretion, fully assuming all of the obligations and liabilities imposed upon Tenant hereunder and deliver the same to Landlord. Tenant shall provide in its notice to Landlord such information as may be reasonably required by Landlord to determine that the requirements of this Section 14.4 have been satisfied. As used in this Section 14.4, the term "control" means possession of the power to vote not less than a majority interest of any class of voting securities and partnership or limited liability company interests or to direct or cause the direction of the management or policies of a corporation, or partnership or limited liability company through the ownership of voting securities, partnership interests or limited liability company interests, respectively.

         SECTION XIV.5. UNPERMITTED TRANSACTION. Except as provided in Section
14.6 below, any assignment, subletting, use, occupancy, transfer or encumbrance of this Lease or the Premises without Landlord's prior written consent shall be of no effect and shall, at the option of Landlord, constitute a default under this Lease.

         SECTION XIV.6. PERMITTED TRANSFERS. Landlord's consent shall not be required for an assignment or sublet to a Tenant Successor or Tenant Affiliate (as such terms are hereinafter defined), and Landlord shall not terminate this Lease with respect to the Premises or any portion of the Premises as a result of such assignment or sublease to a Tenant Successor or Tenant Affiliate, as long as (i) Tenant gives reasonable prior notice to Landlord of the proposed assignment or sublease, (ii) if an assignment, such assignee assumes the obligations of Tenant under this Lease, and (iii) in the reasonable judgment of Landlord, such assignee or subtenant has a net worth (computed in accordance with generally accepted accounting principles) equal to or greater than the greater of the (y) net worth of the original named Tenant at the time of such assignment or (z) the net worth of the original named Tenant at the date of execution of this Lease. As used herein, the term "Tenant Successor" shall mean any entity (i) which results from a merger or consolidation with the original Tenant under this Lease or (ii) which acquires all or substantially all of the assets of the original Tenant under this lease for a legitimate business purpose; and the term "Tenant Affiliate" shall mean any entity which is controlled by, controls, or is under common control with (A) the original Tenant named in this lease, or (B) a Tenant Successor. For purposes of the foregoing, the term "control" means the power to direct the management and policies of the subject entity, either directly or indirectly, whether through the ownership of voting securities or other beneficial interests or otherwise.

                                   ARTICLE XV

                              FINANCIAL STATEMENTS

         SECTION XV.1. FINANCIAL STATEMENTS. Tenant agrees to furnish Landlord annually, upon written request of Landlord, within ninety (90) days of the end of such fiscal year with a copy of its annual audited statements, together with applicable footnotes and any other financial information reasonably requested by Landlord (hereinafter collectively referred to as the "FINANCIAL INFORMATION") and agrees that Landlord may deliver such Financial Information to any mortgagee, prospective mortgagee, prospective purchaser, auditor or security analyst on a confidential basis.

                                  ARTICLE XVI

                            INDEMNITY FOR LITIGATION

         SECTION XVI.1. INDEMNITY FOR LITIGATION. Tenant agrees to pay, and to indemnify and defend Landlord against, all costs and expenses (including reasonable attorneys' fees) incurred by or imposed upon Landlord by or in connection with any litigation to which Landlord becomes or is made a party without fault on its part, whether commenced by or against Tenant, or any other person or entity or that may be incurred by Landlord in enforcing any of the covenants and agreements of this Lease with or without the institution of any action or proceeding relating to the Premises or this Lease, or in obtaining possession of the Premises after an Event of Default hereunder or upon expiration or earlier termination of this Lease. The foregoing notwithstanding, Tenant's responsibility under this Section 16.1 to pay Landlord's costs and expenses (including reasonable attorneys' fees) shall not extend to such costs and expenses incurred in defending an action brought by Tenant to enforce the terms of this Lease in which there is a court determination that Landlord failed to perform its obligations under this Lease. The provisions of this Section 16.1 shall survive the expiration or earlier termination of this Lease.

                                  ARTICLE XVII

                             ESTOPPEL CERTIFICATES

         SECTION XVII.1. ESTOPPEL CERTIFICATE. Tenant agrees that on the Commencement Date and at any time and from time to time thereafter, upon not less than ten (10) days' prior written request by Landlord, it will execute, acknowledge and deliver to Landlord, or Landlord's mortgagee to the extent factually accurate, a statement in writing in the form of EXHIBIT "D" attached hereto and by this reference incorporated herein; provided, however, Tenant agrees to certify to any prospective purchaser or mortgagee any other reasonable information specifically requested by such prospective purchaser or mortgagee.

                                 ARTICLE XVIII

                             INSPECTION OF PREMISES

         SECTION XVIII.1. INSPECTIONS. Tenant agrees to permit Landlord and any authorized representatives of Landlord, to enter the Premises at all reasonable times on reasonable advance notice, except in the case of emergency, for the purpose of inspecting the same. Any such inspections shall be solely for Landlord's purposes and may not be relied upon by Tenant or any other person.

         SECTION XVIII.2. SIGNS. Tenant agrees to permit Landlord and any authorized representative of Landlord to enter the Premises at all reasonable times during business hours on reasonable advance notice to exhibit the same for the purpose of sale, mortgage or lease. Landlord may display on the Premises customary "For Sale" signs and during the final year of the Term hereof or any extension thereof, Landlord may display on the Premises customary "For Rent" signs.

                                  ARTICLE XIX

                                    FIXTURES

         SECTION XIX.1. BUILDING FIXTURES. All improvements and all plumbing, heating, lighting, electrical and air-conditioning fixtures and equipment, and other articles of personal property used in the operation of the Premises (as distinguished from operations incident to the business of Tenant), whether or not attached or affixed to the Premises (hereinafter referred to as "BUILDING FIXTURES"), shall be and remain a part of the Premises and shall constitute the property of Landlord.

         SECTION XIX.2. TENANT'S EQUIPMENT. All of Tenant's trade fixtures and all personal property, fixtures, apparatus, machinery and equipment now or hereafter located upon the Premises, other than Building Fixtures, as shall be and remain the personal property of Tenant, and the same are herein referred to as "TENANT'S EQUIPMENT."

         SECTION XIX.3. REMOVAL OF TENANT'S EQUIPMENT. Tenant's Equipment may be removed from time to time by Tenant; provided, however, that if such removal shall injure or damage the Premises, Tenant shall repair the damage and place the Premises in the same condition as it would have been if such Tenant's Equipment had not been installed.

                                   ARTICLE XX

                                    DEFAULT

         SECTION XX.1. EVENTS OF DEFAULT. Tenant agrees that any one or more of the following events shall be considered "EVENTS OF DEFAULT" as said term is used herein:

                  A. If an order, judgment or decree shall be entered by any court adjudicating Tenant a bankrupt or insolvent, or approving a petition seeking reorganization of Tenant or appointing a receiver, trustee or liquidator of Tenant, or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days; or

                  B. Tenant shall file an answer admitting the material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding or under any laws relating to the relief of debtors, readjustment or indebtedness, reorganization, arrangements, composition or extension; or

                  C. Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant, or any of the assets of Tenant; or

                  D. Tenant shall file a voluntary petition in bankruptcy, or shall admit in writing its inability to pay its debts as they come due, or shall file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law; or

                  E. A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated within sixty (60) days from the date of entry or granting thereof; or

                  F. Tenant shall default in making any payment of Rent or other payment required to be made by Tenant hereunder and such default shall continue for a period of ten (10) days after written notice from Landlord to Tenant; or

                  G. If Tenant shall suffer or permit any lien or encumbrance (subject to Tenant's right to contest liens as provided in Section 11.1 hereof) to attach to the Premises, and Tenant shall not discharge said lien or encumbrance within thirty (30) days or within ten (10) days prior to any sale or disposition or forfeiture pursuant to such execution, whichever date shall first occur; or

                  H. If Tenant shall fail to carry all required insurance under this Lease; or

                  I. If Tenant shall fail to comply with an order of a court of competent jurisdiction or proper order of a Governmental Authority within the required time period;

                  J. Tenant shall repeatedly default in the timely payment of Rent or any other charges required to be paid under this Lease, whether or not Tenant shall timely cure any such payment. For the purposes of the foregoing, the occurrence of similar defaults two times in any twelve month period shall constitute a repeated default; or

                  K. If Tenant shall default in the performance of any covenant, promise or agreement on the part of Tenant contained in this Lease not otherwise specified in this Section 20.1 and such default shall continue for thirty (30) days after notice thereof in writing by Landlord to Tenant, or if such default or condition which gives rise thereto cannot with due diligence and good faith be cured within such twenty-(30) day period, if Tenant shall not in good faith and within the period of thirty (30) days commence the curing of such default and pursue the curing of such default continuously and diligently and in good faith to the end that such default shall be cured within such minimum period in excess of thirty (30) days as may be reasonably necessary to cure such default through pursuing such cure promptly, diligently, continuously and in good faith; provided, however, that such additional period beyond thirty (30) days shall not apply to a default that creates a clear and present danger to persons or property or materially adversely affects the Premises, or if the failure or default by Tenant is one for which Landlord (or any officer or other agent or beneficial or other owner thereof) may be subject to fine or imprisonment.

                  Upon the occurrence of any one or more of such Events of Default, Landlord may at its election have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity or elsewhere herein:

                                    (i) Landlord may terminate this Lease by
                  giving to Tenant written notice of Landlord's election to do so, in which event the Term and all right, title and interest of Tenant hereunder shall end on the date stated in such notice;

                                    (ii) Landlord may terminate the right of
                  Tenant to possession of the Premises without terminating this Lease, by giving written notice to Tenant that Tenant's right of possession shall end on the date stated in such notice, whereupon the right of Tenant to possession of the Premises or any part thereof shall cease on the date stated in such notice; and

                                    (iii) Landlord may enforce the provisions of
                  this Lease and may enforce and protect the rights of Landlord by a suit or suits in equity or at law for the performance of any covenant or agreement herein, and for the enforcement of any other appropriate legal or equitable remedy, including without limitation (aa) injunctive relief, (bb) recovery of all moneys due or to become due from Tenant under any of the provisions of this Lease, and (cc) any other damages incurred by Landlord by reason of Tenant's default under this Lease.

                  If Landlord exercises any of the remedies provided for above, Tenant shall surrender possession of and vacate the Premises and immediately deliver possession thereof to Landlord, and Landlord may re-enter and take complete and peaceful possession of the Premises.

                  If Landlord terminates the right of Tenant to possession of the Premises without terminating this Lease, such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the fall Term. Landlord shall have the right from time to time, to recover from Tenant, and Tenant shall remain liable for, all Rent not theretofore paid, and any other sums whether then due and payable or thereafter accruing as they become due under this Lease. In any such case, Landlord may (but shall be under no obligation to, except as may be required by law) relet the Premises or any part thereof for the account of Tenant for such rent, for such time (which may be for a term extending beyond the Term of this Lease) and upon such terms as Landlord in Landlord's sole discretion shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting. Also, in any such case, Landlord may change the locks or other entry devices of the Premises and make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed by Landlord necessary or desirable, and Tenant shall upon written demand pay the cost thereof together with Landlord's expenses of reletting, including, without limitation, brokerage commissions payable by Landlord. Landlord may collect the rents from any such reletting and apply the same first to the payment of the expenses of reentry, redecoration, repair and alterations and the expenses of reletting and second to the payment of Rent and other sums herein provided to be paid by Tenant, and any excess or residue shall operate only as an offsetting credit against the amount of Rent and other sums due and owing as the same thereafter becomes due and payable hereunder, but the use of such offsetting credit to reduce the amount of Rent and other sums due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue and any such excess or residue shall belong to Landlord solely; provided that in no event shall Tenant be entitled to a credit on its indebtedness to Landlord in excess of either the aggregate sum (including Rent) due and owing or which would have been paid by Tenant for the period for which the credit to Tenant is being determined, had no default occurred, as applicable. No such reentry, repossession, repairs, alterations, additions or reletting shall be construed as an eviction or ouster of Tenant or as an election on Landlord's part to terminate this Lease, unless a written notice of such intention is given to Tenant, or shall operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, and Landlord may, at any time and from time to time, sue and recover judgment for any deficiencies from time to time remaining after the application from time to time of the proceeds of any such reletting.

         In the event of the termination of this Lease by Landlord as provided for above, Landlord shall be entitled to recover from Tenant all damages and other sums which Landlord is entitled to recover under any provision of this Lease or at law or equity, including, but not limited to, all Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Tenant, or for which Tenant is liable or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease, which may be then owing and unpaid, and all costs and expenses, including, without limitation, court costs and reasonable attorneys' fees incurred by Landlord in the enforcement of its rights and remedies hereunder and, in addition, any damages provable by Landlord as a matter of law including, without limitation, an amount equal to the excess of the Rent provided to be paid for the remainder of the Term over the fair market rental value of the Premises (determined at the date of termination of this Lease) after deduction of all anticipated expenses of reletting and taking into consideration the time necessary to relet the Premises. In the alternative, Landlord shall have the right, from time to time, to recover from Tenant, and Tenant shall remain liable for, all Rent and other amounts due and owing under this Lease not paid pursuant to the provisions of this Lease plus (x) damages equal to all other sums which would have accrued under this Lease after the date of termination had it not been terminated, such damages to be due and payable as such sums would have become due, less (y) such amounts as Landlord may receive from reletting after first paying all costs of such reletting, including, without limitation, brokerage commissions and the costs of repairs, alterations, additions and redecorations, and the expenses of re-entry, and the net amounts of rent collected remaining after such expenses shall operate only as an off-setting credit against the amount due hereunder with any excess or residue belonging to Landlord solely. Should the fair market rental value of the Premises after and taking into consideration the time necessary to relet the Premises deduction of all anticipated expenses of reletting exceed the Rent provided to be paid by Tenant for the remainder of the Term, Landlord shall not be obligated to pay to Tenant any part of such excess or to credit any part of such excess against any other sums or damages for which Tenant may be liable to Landlord.

         SECTION XX.2. BANKRUPTCY. If Landlord shall not be permitted to terminate this Lease, as provided in this Article XX because of the provisions of the United States Code relating to Bankruptcy, as amended (hereinafter referred to as the "BANKRUPTCY CODE"), then Tenant as a debtor-in-possession or any trustee for Tenant agrees promptly, within no more than sixty (60) days after the filing of the bankruptcy petition, to assume or reject this Lease. In such event, Tenant or any trustee for Tenant may only assume this Lease if; (a) it cures or provides adequate assurances that the trustee will promptly cure any default hereunder; (b) compensates or provides adequate assurance that Tenant will promptly compensate Landlord of any actual pecuniary loss to Landlord resulting from Tenants default; and (c) provides adequate assurance of performance during the fully stated term hereof of all of the terms, covenants, and provisions of this Lease to be performed by Tenant. In no event after the assumption of this Lease shall any then-existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein. Adequate assurance of performance of this Lease, as set forth hereinabove, shall include, without limitation, adequate assurance: (i) of the source of rent reserved hereunder, and (ii) that the assumption of this Lease will not breach any provision hereunder.

         If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment, setting forth: (i) the name and address of such person; (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by the Tenant no later than twenty (20) days after receipt by the Tenant but in any event no later than ten (10) days prior to the date that the Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

         If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code any and all monies or other considerations payable or otherwise to be delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of the Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting the Landlord's property under the preceding sentence not paid or delivered to the Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to the Landlord.

         Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be conclusively deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption. Any such assignee shall be permitted to use the Leased Premises only for the Use.

         Nothing contained in this Section shall, in any way, constitute a waiver of the provisions of Article XIV of this Lease relating to alienation. Tenant shall not, by virtue of this Section, have any further rights relating to assignment other than those granted in the Bankruptcy Code. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purpose of Section 501(b)(6) or any successive section of the Bankruptcy Code.

         SECTION XX.3. RE-ENTRY. Tenant agrees, upon receipt of notice of termination, to at once surrender possession of the Premises, and related improvements to Landlord. Tenant agrees that the occurrence of any Event of Default shall of itself, upon service of the notice above provided for, constitute a forcible detainer by Tenant of the premises within the meaning of the statutes of the State of Illinois. No receipt of money by Landlord from Tenant after any termination, howsoever occurring, of this Lease shall reinstate, continue or extend the Term of this Lease.

         SECTION XX.4. NO WAIVER. The specified remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any provision of this Lease. The failure of Landlord to insist in any one or more cases upon the strict performance of any of the covenants of this Lease or to exercise any option herein contained or right to approval or consent shall not be construed as a waiver or a relinquishment for the future application and enforcement of such covenant or option or right to approve or consent. A receipt by Landlord of Rent or any other charges payable by Tenant hereunder with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. In addition to the other remedies in this Lease provided, Landlord shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, conditions or provisions of this Lease or to a decree compelling performance of any of the covenants, conditions or provisions of this Lease.

         SECTION XX.5. LANDLORD'S DEFAULT. If (i) Landlord shall be in default in the performance of or compliance with any of the agreements, terms, covenants or conditions in this Lease for a period of thirty (30) days after notice from Tenant to Landlord specifying the items in default, or in the case of a default which cannot, with due diligence, be cured within said thirty (30)-day period, Landlord fails to proceed within said thirty (30)-day period to cure the same and thereafter to prosecute the curing of such default with due diligence (it being intended in connection with a default not susceptible of being cured with due diligence within said thirty (30)-day period that the time of Landlord within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence), or (ii) an Emergency Situation, as defined below, shall exist and Landlord does not cure the default within a reasonable period of time under the circumstances after notice from Tenant to Landlord, then Tenant may, at its option (but shall not be required to) cure the default or cause the default to be cured and the reasonable amounts paid by Tenant in connection therewith shall be due and payable by Landlord to Tenant within thirty (30) days after demand therefor from Tenant

                                  ARTICLE XXI

                  LANDLORD'S PERFORMANCE OF TENANT'S COVENANTS

         SECTION XXI.1. LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS. In the event Tenant shall fail to maintain any insurance required to be paid by it under the terms hereof, or in an Emergency Situation or upon occurrence of an Event of Default, Landlord may (but shall not be obligated so to do), and without waiving or releasing Tenant from any obligation of Tenant hereunder, make any payment or perform any other act which Tenant is obligated to make or perform under this Lease in such manner and to such extent as Landlord may deem desirable; and in so doing Landlord shall also have the right to enter upon the Premises for any purpose reasonably necessary in connection therewith and to pay or incur any other necessary and incidental costs and expenses, including reasonable attorneys' fees. All sums so paid and all liabilities so incurred by Landlord, together with interest thereon at the rate per annum which is the lesser of (i) the Lease Interest Rate or (ii) the highest rate permitted by law shall be deemed Additional Rent hereunder and shall be payable to Landlord upon demand as Additional Rent. Landlord shall use reasonable efforts to give prior notice (which may be oral) of its performance, if reasonably feasible under the circumstances. The performance of any such obligation by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Inaction of Landlord shall never be considered as a waiver of any right accruing to it pursuant to this Lease. Landlord, in making any payment hereby authorized: (a) relating to Taxes, may do so according to any bill, statement or estimate, without inquiry into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; (b) for the discharge, compromise or settlement of any lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted; or (c) in connection with the completion of construction of improvements to the Premises or the repair, maintenance or the payment of operating costs thereof, may do so in such amounts and to such persons as Landlord reasonably may deem appropriate. Nothing contained herein shall be construed to require Landlord to advance monies for any purpose. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any other occupant of the Premises or any part thereof, by reason of making repairs or the performance of any work on the Premises or on account of bringing materials, supplies and equipment into or through the Premises during the course thereof and the obligations of Tenant under this Lease shall not thereby be affected in any manner. In doing so, however, Landlord shall use reasonable efforts not to interfere with the normal operation of the Premises. The term "EMERGENCY SITUATION" shall mean a situation which has caused or is likely to cause bodily injury to persons, contamination of or physical damage to the Premises or adjoining property or economic liability or criminal jeopardy to Landlord.

                                  ARTICLE XXII

                              EXERCISE OF REMEDIES

         SECTION XXII.1. CUMULATIVE REMEDIES. No remedy contained herein or otherwise conferred upon or reserved to Landlord, shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given herein, now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and as often as occasion may arise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein.

         SECTION XXII.2. NO WAIVER. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of Rent or other sums payable hereunder after the termination by Landlord of this Lease or of Tenant's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account and not in satisfaction of damages due from Tenant to Landlord. Receipt of Rent by Landlord, with knowledge of any breach of this Lease by Tenant or of any default by Tenant in the observance or performance of any of the conditions or covenants of this Lease, shall not be deemed to be a waiver of any provision of this Lease.

         SECTION XXII.3. EQUITABLE RELIEF. In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

                                 ARTICLE XXIII

                           SUBORDINATION TO MORTGAGES

         SECTION XXIII.1. SUBORDINATION. Landlord may execute and deliver a mortgage or trust deed in the nature of a mortgage ("MORTGAGE") against its interest in the Premises or any portion thereof. This Lease and all of the rights of Tenant hereunder, shall automatically, and without the requirement of the execution of any further documents, be and are hereby made expressly subject and subordinate at all times to the lien of any Mortgage and to all advances made or hereafter to be made upon the security thereof; provided the holder of said Mortgage agrees in writing not to disturb the rights of Tenant under this Lease so long as Tenant is not in default hereunder. Notwithstanding the foregoing, Tenant agrees to execute and deliver such instruments subordinating this Lease to the lien of any such Mortgage as may be requested in writing by Landlord from time to time, provided that such document contains the agreement of the holder of the Mortgage not to disturb the rights of Tenant under this Lease so long as Tenant is not in default hereunder. Notwithstanding anything to the contrary contained herein, any mortgagee under a Mortgage may, by notice in writing to the Tenant, subordinate its Mortgage to this Lease.

         SECTION XXIII.2. MORTGAGE PROTECTION. Tenant agrees to give the holder of any Mortgage, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such mortgagee and containing a request therefor. Tenant further agrees that, except in the event of an Emergency Situation, if Landlord shall have failed to cure such default within the time provided for in this Lease, then said mortgagee shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or, if such default cannot be cured within that time, then such additional tune as may be necessary, if, within such thirty (30) days, any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement foreclosure proceedings, if necessary to effect such cure). Such period of time shall be extended by any period within which such mortgagee is prevented from commencing or pursuing such foreclosure proceedings by reason of Landlord's bankruptcy. Until the time allowed as aforesaid for said mortgagee to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default. This Lease may not be modified or amended so as to reduce the Rent or shorten the Term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be cancelled or surrendered, without the prior written consent, in each instance, of the mortgagee.

                                  ARTICLE XXIV

                              INDEMNITY AND WAIVER

         SECTION XXIV.1. INDEMNITY. Tenant shall not do or permit any act or thing to be done or omit to do any act or thing upon the Premises which may subject Landlord to any liability or responsibility for injury, damage to persons or property, or to any liability by reason of any violation of Legal Requirements and shall exercise such control over the Premises so as to fully protect Landlord against any such liability. Tenant shall defend, indemnify and save Landlord, and any official, agent, beneficiary, contractor, director, employee, lessor, mortgagee, officer, parent, partner, shareholder and trustee of Landlord (each an "INDEMNIFIED PARTY") representatives, successors and assigns harmless from and against any and all liabilities, suits, judgments, settlements, obligations, fines, damages, penalties, claims, costs, charges and expenses, including, without limitation, engineers', architects' and attorneys' fees, court costs and disbursements, which may be imposed upon or incurred by or asserted against any Indemnified Party by reason of any of the following occurring during or after (but attributable to a period of time falling within) the Term:

                  A. any demolition or razing or construction of any improvements or any other work or thing done in, on or about the Premises or any part thereof by Tenant or any member of the Tenant Group, including any claim that such work constitutes "public works";

                  B. any use, nonuse, possession, occupation, alteration, repair, condition, operation, maintenance or management of the Premises or any part thereof or of any tunnel, creek, ditch, detention area, sidewalk, curb or vault adjacent thereto by Tenant or any member of the Tenant Group;

                  C. any act or failure to act on the part of Tenant or any member of the Tenant Group;

                  D. any accident, injury (including death) or damage to any person or property occurring in, on or about the Premises or any part thereof or in, on or about any tunnel, creek, ditch, detention area, sidewalk, curb or vault adjacent thereto as a result of the act or neglect of Tenant or any member of the Tenant Group;

                  E. any failure to perform or comply with any of the covenants, agreements, terms or conditions in this Lease on Tenant's part to be performed or complied with (other than the payment of money);

                  F. any lien or claim which may be alleged to have arisen against or on the Premises, or any lien or claim which may be alleged to have arisen out of this Lease and created or permitted to be created by Tenant or any member of the Tenant Group against any assets of Landlord, or any liability which may be asserted against Landlord with respect thereto;

                  G. any failure on the part of Tenant to keep, observe and perform any of the terms, covenants, agreements, provisions, conditions or limitations contained in the contracts and agreements affecting the Premises on Tenant's part to be kept, observed or performed; and

                  H. any contest permitted pursuant to the provisions of this Lease.

                  No agreement or covenant of Tenant in this Section 24.1 shall be deemed to exempt Landlord from, and Tenant's obligations under this Section
24.1 shall not include liability or damages for injury to persons or damage to property caused by or resulting from the negligence or failure to act of Landlord, its agents or employees, in the operation or maintenance of the Premises.

                  The obligations of Tenant under this Section 24.1 shall not be affected in any way by the absence in any case of covering insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under insurance policies affecting the Premises or any part thereof.

                  SECTION XXIV.2. WAIVER OF CLAIMS. Except as set forth in
Section 24.3 below, Tenant waives all claims it may have against Landlord and Landlord's agents for damage or injury to person or property sustained by Tenant or any member of the Tenant Group or by any occupant of the Premises, or by any other person, resulting from any part of the Premises becoming out of repair, or resulting from any accident on or about the Premises or resulting directly or indirectly from any act or neglect of any person (excluding Landlord). This
Section 24.2 shall include, but not by way of limitation, damage caused by water, snow, frost, steam, excessive heat or cold, sewage, gas, odors, or noise, or caused by bursting or leaking pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Tenant or of any other person (excluding Landlord), and whether such damage be caused or result from anything or circumstance above mentioned or referred to, or to any other thing or circumstance whether of a like nature or of a wholly different nature. All Tenant's Equipment and other personal property belonging to Tenant or any occupant of the Premises that is in or on any part of the Premises shall be there at the risk of Tenant or of such other person only, and Landlord shall not be liable for any damage thereto or for the theft or misappropriation thereof.

         SECTION XXIV.3. LANDLORD'S INDEMNITY. Landlord will protect, indemnify, defend and save Tenant, its partners, shareholders, employees, officers, directors, agents and their respective successors and assigns harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by or asserted against Tenant by reason of any accident, injury to or death of persons or loss of or damage to property occurring on or about the Premises or any part thereof resulting from the negligent act or omission of Landlord, its agents or independent contractors or anyone claiming by, through or under Landlord.

                                  ARTICLE XXV

                                   SURRENDER

         SECTION XXV.1. CONDITION. Upon the termination of this Lease whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises to Landlord, broom clean, in good order, condition and repair, reasonable wear and tear excepted. "Broom clean" means free from all debris, dirt, rubbish, personal property of Tenant, oil, grease, tire tracks or other substances, inside and outside of the Improvements and on the grounds comprising the Premises. Any damage caused by removal of Tenant from the Premises, including any damages caused by removal of Tenant's Equipment, as herein defined, shall be repaired and paid for by Tenant prior to the expiration of the Term.

         SECTION XXV.2. REMOVAL OF TENANT'S EQUIPMENT. Upon the termination of this Lease by lapse of time, or otherwise, Tenant may remove Tenant's Equipment provided, however, that Tenant shall repair any injury or damage to the Premises which may result from such removal. If Tenant does not remove Tenant's Equipment from the Premises prior to the end of the Term, however ended, Landlord may, at its option, remove the same and deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal (including the repair of any injury or damage to the Premises resulting from such removal), delivery and warehousing to Landlord on demand, or Landlord may treat tenant's equipment as having been conveyed to Landlord with this Lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

         SECTION XXV.3. HOLDOVER. If Tenant retains possession of the Premises or any part thereof after the termination of the Term, by lapse of time and otherwise, then Tenant shall pay to Landlord monthly rent, at 150% the rate payable for the month immediately preceding said holding over (including increases for additional rent which Landlord may reasonably estimate), computed on a per-month basis, for each month or part thereof (without reduction for any such partial month) that Tenant thus remains in possession, and in addition thereto, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession. Alternatively, at the election of Landlord expressed in a written notice to Tenant and not otherwise, if such retention of possession continues for more than thirty (30) days, such retention of possession shall constitute a renewal of this Lease for one (1) year, at a rental equal to one hundred twenty Percent (120%) of the Rent during the previous year. The provisions of this paragraph do not exclude the Landlord's rights under this Lease, at law or in equity. Any such extension or renewal shall be subject to all other terms and conditions herein contained.

                                  ARTICLE XXVI

                          COVENANT OF QUIET ENJOYMENT

         SECTION XXVI.1. COVENANT OF QUIET ENJOYMENT. Landlord covenants that Tenant, on paying the Rent and all other charges payable by Tenant hereunder, and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, all of which obligations of Tenant are independent of Landlord's obligations hereunder, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreement hereof free from hindrance by Landlord or any person claiming by, through or under Landlord.

                                 ARTICLE XXVII

                                  NO RECORDING

         SECTION XXVII.1. NO RECORDING. Neither this Lease nor any memorandum or other short form hereof shall be recorded.

                                 ARTICLE XXVIII

                                    NOTICES

         SECTION XXVIII.1. NOTICES. All notices, consents, approvals to or demands upon or by Landlord or Tenant desired or required to be given under the provisions hereof, shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been duly and sufficiently given if a copy thereof has been personally served, forwarded by expedited messenger or recognized overnight courier service with evidence of delivery or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Tenant at Tenant's Mailing Address set forth in Section 1.1V hereof, with a copy to David B. Pogrund, Stone Pogrund & Korey, 221 North LaSalle Street, Chicago, Illinois 60601, or at such other address as Tenant may theretofore have furnished by written notice to Landlord. Any notices or demands from Tenant to Landlord shall be deemed to have been duly and sufficiently given if forwarded by expedited messenger or recognized overnight courier service with evidence of delivery or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Landlord at Landlord's Mailing Address set forth in Section 1.1L hereof, with a copy to Mark S. Richmond, Katz Randall & Weinberg, 333 West Wacker Drive, Suite 1800, Chicago, Illinois 60606, or at such other address as Landlord may theretofore have furnished by written notice to Tenant. The effective date of any such notice shall be the date of actual delivery, except that if delivery is refused, the effective date of notice shall be the date delivery is refused.

                                  ARTICLE XXIX

                            COVENANTS RUN WITH LAND

         SECTION XXIX.1. COVENANTS. All of the covenants, agreements, conditions and undertakings in this Lease contained shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and shall be construed as covenants running with the Land, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

         SECTION XXIX.2. RELEASE OF LANDLORD. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of fee title to the Premises, and in the event of any transfer or transfers of the title, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee.

                                  ARTICLE XXX

                             ENVIRONMENTAL MATTERS

         SECTION XXX.1. DEFINED TERMS.

         A. "HAZARDOUS MATERIALS", when used herein, shall include, but shall not be limited to, any substances, materials or wastes that are regulated by any local governmental authority, the state where the Premises or the Premises is located, or the United States of America because of toxic, flammable, explosive, corrosive, reactive, radioactive or other properties that may be hazardous to human health or the environment, including without limitation, above or underground storage tanks, flammables, explosives, radioactive materials, radon, petroleum and petroleum products, petroleum products (other than petroleum products that are normally contained in motor vehicles to the extent such products are not released), urea formaldehyde foam insulation, methane, lead-based paint, polychlorinated biphenyl compounds, hydrocarbons or like substances and their additives or constituents, pesticides and any other special, toxic or hazardous materials, wastes, substances or materials of any kind, including without limitation, those now or hereafter defined, determined or identified as "hazardous substances," "hazardous materials," "toxic substances" or "hazardous wastes" in any Environmental Law.

         B. "ENVIRONMENTAL LAW" shall mean any Federal, state or local law, statute, ordinance, code, rule, regulation, policy, common law, license, authorization, decision, order, injunction, which pertains to health, safety, any Hazardous Material, or the environment (including but not limited to ground or air or water or noise pollution or contamination, and underground or above-ground tanks) and shall include, without limitation, the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss.6901 ET SEQ., as amended by the Hazardous and Solid Waste Amendments of 1984; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.9601 ET SEQ. ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Hazardous Materials Transportation Act, 49 U.S.C. ss.1801 ET SEQ.; the Federal Water Pollution Control Act, 33 U.S.C. ss.1251 ET SEQ.; the Clean Air Act, 42 U.S.C. ss.7401 ET SEQ.; the Toxic Substances Control Act, 15 U.S.C. ss.2601 ET SEQ., the Safe Drinking Water Act, 42 U.S.C. ss.300F ET SEQ.; the Illinois Environmental Protective Act, 415 ILCS 4/1 ET SEQ.; the Clean Air Act (42 U.S.C. ss.7401 ET SEQ., "CAA"); the Rivers and Harbors Act, (33 U.S.C. ss.401 ET SEQ., "RHA"); the Emergency Planning and Community Right-to-Know Act of 1986 (41 U.S.C. 11001 ET SEQ., "EPCRA"), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. 136 to 136y); the Oil Pollution Act of 1990 (33 U.S.C. 2701 ET SEQ., "OPA"); and the Occupational Safety and Health Act (29 U.S.C. 651 ET SEQ., "OSHA"); and any other local, state or federal environmental statutes, and all rules, regulations, orders and decrees now or hereafter promulgated under any of the foregoing, as any of the foregoing now exist or may be changed or amended or come into effect in the future.

         C. "ENVIRONMENTAL CLAIM" shall mean and include any demand, notice of violation, inquiry, cause of action, proceeding or suit for damages (including reasonable attorneys' and experts' fees), losses, injuries to person or property, damages to natural resources, fines, penalties, interest, cost recovery, compensation, or contribution resulting from or in any way arising in connection with any Hazardous Material or any Environmental Law.

         D. "PRE-EXISTING CONDITION" shall mean the presence of any Hazardous Material on the Premises, to the extent such Hazardous Material was not introduced onto the Premises after the Commencement Date by Tenant or any member of the Tenant Group.

         E. "ENVIRONMENTAL CONDITION" shall mean the existence of any Hazardous Material on the Premises other than a Pre-Existing Condition, (i) in violation of, or requiring cleanup under, any Environmental Law



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

or the provisions of this Article XXX; or (ii) which subjects Landlord to liability for any Environmental Claim or which must be remediated to prevent Landlord from incurring liability as a result of such Environmental Claim.

         F. "ENVIRONMENTAL REMEDIATION" shall mean any investigative, cleanup, removal, containment, remedial or other action relating to an Environmental Condition (i) required pursuant to any Environmental Law, or (ii) necessary to prevent Landlord from incurring, or relieve Landlord from, liability as a result of an Environmental Claim.

         G. "REMEDIATING PARTY" shall mean that party which has elected (or is deemed to have elected) to perform any Environmental Remediation.

         SECTION XXX.2. TENANT'S COVENANTS WITH RESPECT TO ENVIRONMENTAL MATTERS. During the Term, Tenant, at its sole cost and expense, shall:

                  A. comply with all Environmental Laws relating to the use and operation of the Premises;

                  B. keep the Premises free of Hazardous Materials;

                  C. not exacerbate a Pre-Existing Condition of which Tenant is aware;

                  D. in the case of an Environmental Condition:

                           (1) promptly, but not later than three (3) business
                  days after the discovery of an Environmental Condition, notify Landlord of the Environmental Condition;

                           (2) escrow of funds in a manner reasonably acceptable
                  to Landlord or other security reasonably acceptable to Landlord to secure performance of Environmental Remediation and to assure Landlord that all necessary funds are readily available to Landlord to pay the costs and expenses of Environmental Remediation;

                           (3) submit to Landlord for review and approval prior
                  to commencement of any Environmental Remediation, a proposed scope of work and timetable therefor, and provide Landlord with a cost estimate for same;

                           (4) diligently perform Environmental Remediation, as
                  approved by Landlord;

                           (5) submit to Landlord in a timely manner for review
                  and comment the documentation and information required by Sections 30.6 and 30.7 relating to each phase of the Environmental Remediation, including proof satisfactory to Landlord at the conclusion of the work of proper implementation, and pay all costs of Landlord described in
                  Section 30.12(C); and

                           (6) comply with applicable release reporting
                  requirements and provide Landlord with any information necessary to comply;

                  E. not install or operate any above or below ground tank, sump, pit, pond, lagoon or other storage or treatment vessel or device on the Premises without first obtaining Landlord's prior written consent;

                  F. not handle, use, generate, treat, dispose of or permit the use, handling, generation, treatment, storage or disposal of any Hazardous Materials in, on, under, around or above the Premises at any time during the Term;

                  G. not store any above ground tank (including barrels and drums), of any size within or without the Premises, except (i) in compliance with all Environmental Laws, and (ii) if secondary containment approved by Landlord is provided. Empty tanks, barrels and drums shall be presumed to have one (1) inch of product remaining when declared empty.

         SECTION XXX.3. CONDUCT OF TENANT. If Tenant, with the prior written authorization of Landlord, which authorization may be granted or denied by Landlord in its sole and absolute discretion generates, uses, transports, stores, treats or disposes of any Hazardous Materials:

                  A. Tenant shall, at its own cost and expense, comply with all Environmental Laws relating to Hazardous Materials;

                  B. Tenant shall (i) not dispose of any Hazardous Materials in dumpsters or trash containers or at any other location at the Premises;
         (ii) not discharge any Hazardous Materials into drains or sewers; (iii) not cause or allow the release, discharge, emission or run-off of any Hazardous Materials to air, to surface waters, to the land, to ground water, whether directly or indirectly; (iv) at Tenant's own cost and expense, arrange for the lawful transportation and off-site disposal of all Hazardous Materials generated by Tenant; (v) provide secondary containment around all Hazardous Materials storage containers, storage facilities and above ground storage tanks; (vi) conduct all necessary environmental inspections, if any, prior to any renovation or demolition and provide copies of all such reports to the Landlord;
         (vii) comply with all reporting requirements under any local, state or federal ordinance, statute or regulation, such as, but not limited to, toxics inventory reporting under the Emergency Planning and Community Right-to-Know Act, the provisions under 40 CFR Part 61, or various regulations controlling the emissions into the atmosphere of volatile organic compounds and provide copies of all such reports and notifications to Landlord; and (viii) use only highly skilled people to address all environmental issues associated with the leasehold, that such people and all employees of the Tenant shall receive all required training or certification under any local, state or federal law specifically mentioned or alluded to in Section 30.1 of this Lease;

                  C. Tenant shall promptly provide Landlord with copies of all communications, permits or agreements with any governmental authority or agency (federal, state or local) or any private entity relating in any way to the violation or alleged violation of any Environmental Laws or to any violation of Tenant's obligations under subparagraph (B) above; and

                  D. Landlord and Landlord's agents and employees shall have the right to enter the Premises and/or conduct appropriate tests for the purpose of ascertaining that Tenant complies with all applicable laws, rules or permits relating in any way to the presence of Hazardous Materials on the Premises.

                  If the presence, release, threat of release, placement on or in the Premises occurs or is caused in whole or in part by Tenant or any member of the Tenant Group during the Term of this Lease, or the generation, transportation, storage, treatment, or disposal at the Premises occurs or is caused in whole or in part during the Term of this Lease by Tenant or any member of the Tenant Group of any Hazardous Materials gives rise to liability (including, but not limited to, a response action, remedial action, or removal action) under any Environmental Laws or common law theory, including, but not limited to nuisance, strict liability, negligence and trespass, Tenant shall promptly take any and all remedial and removal action necessary to clean up the Premises containing such Hazardous Materials and mitigate exposure to liability arising from the Hazardous Materials, whether or not required by law.

                  SECTION XXX.4. EXACERBATION. If Tenant exacerbates a Pre-Existing Condition of which it is aware (including as a result of Tenant's investigative or remediation activities) during the Lease term, that the provisions of this Article XXX shall apply to such exacerbation of the Pre-Existing Condition, and Tenant shall perform Environmental Remediation as to such exacerbation. Tenant shall be responsible for all fines and penalties caused by Tenant or to the extent exacerbated by Tenant (including Tenants environmental investigation or remediation activities) at any time during the Lease Term.

                  SECTION XXX.5. RIGHTS OF INSPECTION. Landlord and their respective agents and representatives shall have a right of entry and access to the Premises at any time in Landlord's discretion for the purposes of (i) inspection of the documentation relating to Hazardous Materials or environmental matters maintained by Tenant or occupant of the Premises; (ii) ascertaining the nature of the activities being conducted on the Premises and investigating whether Tenant is in compliance with its obligations under Article XXX of this Lease; and (iii) determining the type, land and quantity of all products, materials and substances brought onto the Premises, or made or produced thereon. Landlord and its agents and representatives shall have the right to take samples in quantities sufficient for analysis of all products, materials and substances present on the Premises including, but not limited to, samples, products, materials or substances brought onto or made or produced on the Premises by Tenant or occupant of the Premises or their respective agents, employees, contractors or invitees and shall also have the right to conduct other tests and studies as may be reasonably determined by Landlord to be appropriate in order to investigate whether Tenant is in compliance with its obligations under Article XXX. Landlord agrees that, in exercising its rights as described above, it will not unreasonably interfere with the activities of Tenant in the Premises.

                  SECTION XXX.6. COPIES OF NOTICES. During the term of this Lease, Tenant and Landlord shall each provide the other promptly with copies of all summons, citations, directives, information inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, Environmental Claims, complaints, investigations, judgments, letters, notices of environmental liens or response actions in progress, and other communications, written or oral, actual or threatened, received in the case of Tenant, by Tenant or occupant of the Premises, or in the case of Landlord, by Landlord, from the United States Environmental Protection Agency, Occupational Safety and Health Administration, Illinois Environmental Protection Agency, or other federal, state or local agency or authority, or any other entity or individual (including both governmental and non-governmental entities and individuals), concerning (a) any actual or alleged release of a Hazardous Material on, to or from the Premises; (b) the imposition of any lien on the Premises relating to any Hazardous Material; (c) any actual or alleged violation of or responsibility under Environmental Laws; or (d) any actual or alleged liability under any theory of common law tort or toxic tort, including without limitation, negligence, trespass, nuisance, strict liability or ultrahazardous activity.

                  SECTION XXX.7. TESTS AND REPORTS.

                  A. Upon written request by Landlord, Tenant shall provide Landlord, at Tenant's expense, with (i) copies of all environmental reports and tests prepared or obtained by or for Tenant or occupant of the Premises; (ii) copies of transportation and disposal contracts (and related manifests, schedules, reports and other information) entered into or obtained by Tenant with respect to any Hazardous Materials; (iii) copies of any permits issued to Tenant under Environmental Laws with respect to the Premises; (iv) prior to filing, copies of any and all reports, notifications and other filings to be made by Tenant or occupant of the Premises to any federal, state or local environmental authorities or agencies and after filing, copies of such filings; and (v) any other applicable documents and information with respect to environmental matters relating to the Premises. Tenant shall be obligated to provide such documentation only to the extent within Tenant's possession or control.

                  B. In addition, if Landlord shall ever reasonably believe that there exists any breach by Tenant of the terms of this Article XXX, or if any Environmental Claim is made or threatened, or if a default shall have occurred under the Lease, or at Landlord's discretion, one (1) time per Lease Year, Landlord shall have the right, but not the duty, to enter upon the Premises and conduct an environmental assessment of the Premises, including but not limited to a visual site inspection, review of records pertaining to the site and interviews of Tenant's representatives or others concerning the site use and history and other matters. In exercising its rights as described above, Landlord shall not unreasonably interfere with the activities of Tenant on the Premises. The investigation may also include reasonable subsurface or other invasive investigation of the Premises including but not limited to soil borings and sampling of site soil and ground or surface water for laboratory analysis, as may be recommended by the consultant as part of its inspection of the Premises or based upon such other reasonable evidence of Environmental Conditions warranting such subsurface or other invasive investigation. Landlord shall have the right but not the duty, to retain any independent professional consultant to conduct any such environmental, assessment; provided, however, that Landlord agrees to limit in the absence of an Environmental Claim or default under this
Article XXX the number of such environmental assessments to one (1) per Lease Year for the Lease Term. Tenant will cooperate with the Landlord's consultant and will supply to the consultant, promptly upon request any information reasonably requested by Landlord to facilitate the completion of the environmental assessment. Landlord and its designees are hereby granted access to the Premises at any time or times, upon reasonable notice (which may be written or oral) to perform such environmental assessment. In exercising its right, Landlord shall use its reasonable efforts to minimize disruption of operations at the Premises. Any costs associated with performance of the environmental assessment, including but not limited to the consultant fees and restoration of any property damaged by such environmental assessment, shall be paid by Landlord, unless such investigation discloses an Environmental Condition which is not a Pre-Existing Condition (unless same is exacerbated by Tenant), in which case Tenant shall pay such costs.

                  SECTION XXX.8. INDEMNIFICATION. Tenant shall reimburse, defend, indemnify and hold Landlord and any other Indemnified Party free and harmless from and against any and all Environmental Claims resulting from an Environmental Condition, response costs, losses, liabilities, damages, costs and expenses, including, without limitation, loss of rental income, loss due to business interruption, and reasonable attorneys' fees and costs, arising out of or in any way connected with any or all of the following:

                  A. any Hazardous Materials (other than a Pre-Existing Condition) which, at any time during the Term, are or were actually or allegedly generated, stored, treated, released, disposed of or otherwise located on or at the Premises as a result of the act or omission of Tenant or any member of the Tenant Group (regardless of the location at which such Hazardous Materials are now or may in the future be located or disposed of), including, but not limited to any and all
         (i) liabilities under any common law theory of tort, nuisance, strict liability, ultrahazardous activity, negligence or otherwise based upon, resulting from or in connection with any Hazardous Material; (ii) obligations to take response, cleanup or corrective action pursuant to any Environmental Laws; and (iii) the costs and expenses of investigation or remediation in connection with the decontamination, removal, transportation, incineration or disposal of any of the foregoing; and

                  B. any actual or alleged illness, disability, injury or death of any person, in any manner arising out of or allegedly arising out of exposure to Hazardous Materials or other substances or conditions present at the Premises as a result of the act or omission of Tenant or any member of the Tenant Group (including, but not limited to, ownership, operation and disposal of any equipment which generates, creates or uses electromagnetic files, x-rays, other forms of radiation and radioactive materials), regardless of when any such illness, disability, injury or death shall have occurred or been incurred or manifested itself; and

                  C. any actual or alleged failure of Tenant or any member of the Tenant Group at any time and from time to time to comply with all applicable Environmental Laws;

                  D. any failure by Tenant to comply with its obligations under this Article XXX relating to an Environmental Condition for which Tenant is Remediating Party;

                  E. Tenant's failure to provide all information, make all submissions, and take all steps required by all applicable governmental authorities;

                  F. the imposition of any lien for damages caused by, or the recovery of any costs for, the remediation cleanup of Hazardous Material as a result of events that took place during the Term of this Lease as a result of the act or omission of Tenant or any member of the Tenant Group;

                  G. costs of removal of any and all Hazardous Material from all or any portion of the Premises, which Hazardous Material were placed on the Premises during the Term of this Lease as a result of the act or omission of Tenant or any member of the Tenant Group;

                  H. costs incurred to comply, in connection with all or any portion of the Premises, with all governmental regulations with respect to Hazardous Materials on, in, under or affecting the Premises, which Hazardous Materials were placed on the Premises during the Term of this Lease as a result of the act or omission of Tenant or any member of the Tenant Group;

                  I. any spills, discharges, leaks, escapes, releases, dumping, transportation, storage, treatment or disposal of any Hazardous Materials which occur during the Term of this Lease, but only to the extent that such Hazardous Materials originated from or were or are located on the Premises and result from the act or omission of Tenant or any member of the Tenant Group.

                  In the event Environmental Claims or other assertion of liability shall be made against any Indemnified Party for which the Indemnified Party is entitled to indemnity hereunder, the procedure set forth in Section
24.1 shall apply. The obligations of Tenant under this Section 30.8 shall survive any termination or expiration of this Lease.

                  SECTION XXX.9. LANDLORD REPRESENTATION WITH RESPECT TO ENVIRONMENTAL MATTERS. Landlord represents to Tenant that, to the actual knowledge of Michael M. Mullen, Chief Operating Officer of Landlord, as of the date of this Lease, the Land is free from Hazardous Substances other than as disclosed by the reports described on EXHIBIT "E" attached hereto and by this reference made a part hereof. The phrase "actual knowledge" as used above shall mean the current actual knowledge of Michael M. Mullen and shall not be construed, by imputation or otherwise, to refer to the knowledge of any other person or entity or to impose upon Michael M. Mullen the duty to investigate the matter as to which such actual knowledge or absence thereof pertains.

                  SECTION XXX.10. LIABILITY OF LANDLORD. Landlord hereby acknowledges that there may be a Pre-Existing Condition (including, but not limited to the conditions described in the reports referenced on EXHIBIT "E" attached hereto and by this reference made a part hereof) on the Premises. Landlord hereby covenants to remediate, at Landlord's sole cost and expense, without reimbursement from Tenant, any Hazardous Substances on the Premises due to the act of Landlord or due to any Pre-Existing Conditions to the extent required by applicable Environmental Laws. Landlord shall provide Tenant with a copy of its application to submit the Land and existing building to the Illinois site remediation program. Upon completion of the remediation of any currently known Pre-Existing Condition which Landlord is in the process of remediating, Landlord shall use reasonable efforts to obtain a so-called "no further action letter" or other acknowledgement from the Illinois Environmental Protection Agency that the applicable conditions have been remediated, subject to the right of Landlord to permit institutional controls, including, but not limited to, deed restrictions and engineered barriers. Landlord shall provide Tenant with a copy of the no further action letter or such other evidence received by Landlord.

                  At such time as the concrete slab located on the west end of the Land has been removed as part of the process of constructing the Initial Improvements, Landlord shall arrange for two soil samples to be collected from the ground below the slab and tested for arsenic. In the event that the samples indicate levels of arsenic above Illinois Environmental Protection Agency ("IEPA") levels, Landlord shall excavate soil from the area where the applicable sample was taken and take additional soil samples. Landlord shall continue that process until such time as confirmation samples indicate that the remaining soil in the area where the initial two samples were taken meets IEPA remediation objectives. Landlord shall indemnify, defend and hold Tenant harmless from and against all reasonable attorneys' fees and court and related litigation costs incurred by Tenant in connection with any action arising out of the existence of any Pre-Existing Condition to which Tenant is made a party by another person or entity. Landlord may, at its sole cost, with counsel of its choosing, defend Tenant in any such action.

                  Landlord shall not have liability to Tenant or any member of the Tenant Group for Hazardous Materials on the Premises except as set forth above in Sections 30.09 and 30. 10 hereof.

                                  ARTICLE XXXI

                       RIGHT OF FIRST REFUSAL TO PURCHASE

                  SECTION XXXI.1. RIGHT OF FIRST REFUSAL TO PURCHASE. Landlord agrees that if, during the Term of this Lease, Landlord receives an offer to purchase the Premises, Tenant shall have the first right of first refusal to purchase the Premises on the following terms and conditions:

                  A. The right granted to Tenant hereunder shall not be effective if (i) Landlord determines to sell or transfer the Premises to a Landlord Successor or Landlord Affiliate (as such terms are hereinafter defined), (ii) Landlord obtains a bona fide first mortgage from an institutional lender not related to or affiliated with Landlord which mortgage is a so-called "Participating Mortgage" under which the lender has a right to participate in the profits or cash flow or both of the Premises, (iii) the Premises is sold in a transaction involving the simultaneous leaseback of the Premises by Landlord, or (iv) the Premises is being sold along with other property. As used herein, the term "Landlord Successor" shall mean any entity (i) which results from a merger or consolidation with the original Landlord under this Lease or (ii) which acquires all or substantially all of the assets of the original Landlord under this lease for a legitimate business purpose; and the term "Landlord Affiliate" shall mean (i) CenterPoint Properties Trust or (ii) any entity which is controlled by, controls, or is under common control with (A) the original Landlord named in this lease, or (B) a Landlord Successor. For purposes of the foregoing, the term "control" means the power to direct the management and policies of the subject entity, either directly or indirectly, whether through the ownership of voting securities or other beneficial interests or otherwise.

                  B. If Landlord obtains a bona fide offer to purchase the Premises from any third party (except as set forth in subparagraph 31.1A above), Landlord shall submit such offer to Tenant and Tenant shall have the right, within five business (5) days after receipt of the offer, to purchase the Premises on the same terms and conditions as set forth in the offer. If Tenant does not given Landlord notice in writing within said 5-day period that Tenant intends to exercise its rights hereunder, then Landlord shall be free to sell the Premises on the terms and conditions set forth in the offer submitted to Tenant and Tenant shall not have any further rights under this Article XXXI. Notwithstanding the terms of any third party offer, Tenant shall not be entitled to the benefit of any "due diligence period', "inspection period" or any other right to terminate the offer to purchase granted to the third party purchaser.

                                 ARTICLE XXXII

                                 MISCELLANEOUS

                  SECTION XXXII.1. CAPTIONS. The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

                  SECTION XXXII.2. SEVERABILITY. If any covenant, agreement or condition of this Lease or the application thereof to any person, firm or corporation or to any circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement or condition to persons, firms or corporations or to circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each covenant, agreement or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                  SECTION XXXII.3. APPLICABLE LAW. This Lease shall be construed and enforced in accordance with the laws of the state where the Premises are located.

                  SECTION XXXII.4. AMENDMENTS IN WRITING. None of the covenants, terms or conditions of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned, except by a written instrument, duly signed, acknowledged and delivered by the other party.

                  SECTION XXXII.5. RELATIONSHIP OF PARTIES. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

                  SECTION XXXII.6. BROKERAGE. Tenant warrants that it has no dealings with any real estate broker or agent in connection with this lease other than Landlord's Broker and Tenant's Broker, and Tenant covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this Lease or the negotiation thereof arising out of any acts of Tenant.

                  SECTION XXXII.7. NO ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated and additional rent shall be deemed to be other than on


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

account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

                  SECTION XXXII.8. JOINT EFFORT. The preparation of this Lease has been a joint effort of the parties hereto and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

                  SECTION XXXII.9. WAIVER OF JURY TRIAL. Tenant hereby waives a jury trial in action brought by Landlord hereunder.

                  SECTION XXXII.10. TIME. Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

                  SECTION XXXII.11. LANDLORD'S CONSENT. Landlord's granting of any consent under this Lease, or Landlord's failure to object to any action taken by Tenant without Landlord's consent required under this Lease, shall not be deemed a waiver by Landlord of its rights to require such consent for any further similar act by Tenant. No waiver by Landlord of any other breach of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach or to be a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. None of the Tenant's covenants under this Lease, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord.

                  SECTION XXXII.12. NO PARTNERSHIP. Landlord is not, and shall not be deemed to be, in any way or for any purpose, the partner, employer, principal, master or agent of or with Tenant.

                  SECTION XXXII.13. LANDLORD'S LIABILITY. Notwithstanding anything to the contrary herein contained, after the Commencement Date there shall be absolutely no personal liability asserted or enforceable against Landlord or on any persons, firms or entities who constitute Landlord with respect to any of the terms, covenants, conditions and provisions of this Lease, and Tenant shall, subject to the rights of any mortgagee, look solely to the interest of Landlord, its successors and assigns in the Premises for the satisfaction of each and every remedy of Tenant in the event of default by Landlord hereunder; such exculpation of personal liability is absolute and without any exception whatsoever. If the entity constituting Landlord is a partnership, Tenant agrees that the deficit capital account of any such partner shall not be deemed an asset or property of said partnership.

                  SECTION XXXII.14. RENT ABSOLUTE. This Lease shall be deemed and construed to be a "net lease" and Tenant agrees to pay all costs and expenses of every kind and nature whatsoever, ordinary and extraordinary, arising out of or in connection with the ownership, maintenance, repair, replacement, use and occupancy of the Premises during the Term of this Lease, which, except for the execution and delivery hereof, would otherwise have been payable by Landlord.

                  SECTION XXXII.15. TENANT AUTHORITY. Simultaneously with the execution and delivery of this Lease by Tenant, Tenant shall deliver to Landlord and Landlord shall deliver to Tenant:

                  A. Certified resolutions of its board of directors of Tenant executing this Lease on behalf of Tenant authorizing the execution and delivery of this Lease.

                  B. A certificate of incumbency executed by the secretary of any corporate partner of Tenant and Landlord executing this Lease identifying by name, office and facsimile signature the officers of Tenant.

                  C. A current certificate of good standing issued by the Secretary of State of the state of incorporation of Tenant and the State of Illinois.


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

                  SECTION XXXII.16. ENTIRE AGREEMENT. It is understood and agreed that all understandings and agreements heretofore had between the parties hereto are merged in this Lease, the exhibits annexed hereto and the instruments and documents referred to herein, which alone fully and completely express their agreements, and that no party hereto is relying upon any statement or representation, not embodied in this Lease, made by the other. Each party expressly acknowledges that, except as expressly provided in this Lease, the other party and the agents and representatives of the other party have not made, and the other party is not liable for or bound in any manner by, any express or implied warranties, guaranties, promises, statements, inducements, representations or information pertaining to the transactions contemplated hereby.

                  SECTION XXXII.17. 5980 LEASE. LASALLE NATIONAL TRUST, N.A., not personally or individually but as Trustee under Trust Agreement dated August 14, 1990 and known as Trust No. 115722 (hereinafter referred to as "LaSalle") and Tenant entered into an Industrial Space Lease dated December 30, 1992 relating to space at 5980 Touhy Avenue, Niles, Illinois (hereinafter referred to as the "5980 Lease"). The interest of LaSalle in the 5980 Lease has previously been assigned to Landlord. Landlord and Tenant hereby agree that (i) the Termination Date set forth in the 5980 Lease shall be changed from September 31, 2003 to the date which is the thirtieth (30th) day after the Commencement Date of this Lease, (ii) Tenant shall not be obligated to pay Rent under the 5980 Lease from the date of the Commencement Date of this Lease, through and including the date of the Termination Date under the 5980 Lease as set forth in
(i) above, (iii) the Security Deposit under the 5980 Lease shall be paid to Tenant as provided in the 5980 Lease, and (iv) except as set forth in this
Section 32.17, all the terms, conditions, provisions and agreements of the 5980 Lease shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.

LANDLORD:                        CENTERPOINT REALTY SERVICES CORPORATION, an
                                 Illinois corporation

                                 By:_____________________________________
                                  Its:


                                 Attest:


                                 By:_____________________________________
                                  Its:


TENANT:                          HA-LO INDUSTRIES, INC., an Illinois corporation


                                 By:_____________________________________
                                  Its:


                                 Attest:


                                 By:_____________________________________
                                  Its:



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